As filed with the Securities and Exchange Commission on March 9, 2009

1933 Act Registration Number: 33-63306
1940 Act Registration Number: 811-07738

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		X
Pre-Effective Amendment Number
Post-Effective Amendment Number	22

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		X
Post-Effective Amendment Number	23

Montana Tax-Free Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota 58703
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (701) 852-5292

With a copy to:
Robert E. Walstad	Mark J. Kneedy
Integrity Mutual Funds, Inc.	Chapman and Cutler LLP
1 North Main Street	111 West Monroe Street
Minot, ND 58703	Chicago, IL 60603

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.

It is proposed that this filing will become effective:

Immediate upon filing pursuant to paragraph (b)
On ___________________, pursuant to paragraph (b)
X	60 days after filing pursuant to paragraph (a)(1)
On ___________________, pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On ___________________, pursuant to paragraph (a)(2)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

SUBJECT TO COMPLETION

May 1, 2009

[LOGO]

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

Prospectus

This prospectus is intended to provide important information to help you evaluate whether one of the Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Funds can help you achieve your financial goals, call us at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Montana Tax-Free Fund, Inc.	3
Fund Summary	3
How the Fund Has Performed	4
ND Tax-Free Fund, Inc.	5
Fund Summary	5
How the Fund Has Performed	6
What are the Funds' Fees and Expenses?	8
Cost of Investing Examples	8
Fund Management	9
Investment Adviser	9
Board Approval of Advisory Agreements	9
Portfolio Manager	9
Additional Information About the Portfolio Manager	9
Principal Investment Strategies	10
Securities the Funds Invest In	10
Municipal Obligations	10
Rating Requirements	10
Alternative Minimum Tax	10
How Investments Are Selected	10
Portfolio Turnover	10
Risk Management	11
Investment Limitations	11
Hedging Strategies	11
Principal Risk Factors	11
Portfolio Holdings Disclosure	13
The Shares Offered	13
Class A Shares	13
The Montana Fund—Class B Shares	13
How to Reduce Your Sales Charge	14
Class A Sales Charge Reductions	14
Sales Charge Waivers	15
Additional Information	15
How to Buy Shares	15
Minimum Investments and Share Price	16
Important Information About Purchases	16
USA PATRIOT Act	16
Purchases Made Through a Financial Adviser	16
Systematic Investing—the Monthomatic Investment Plan	17
Special Services	17
Exchanging Shares	17
Reinstatement Privilege	17
How to Sell Shares	17
Systematic Withdrawal Program	18
Frequent Purchases and Redemptions of Fund Shares	18
Market Timing	18
Distributions	20
Dividends and Distributions	20
Reinvestment Options	20
Federal Tax Matters	20
Distribution Plan (12b-1 Plan)	21
Net Asset Value	22
Fund Service Providers	22
Shareholder Inquiries and Mailings	22
Financial Highlights	22
Appendix—Additional State Information	26
Privacy Policy

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONTANA TAX-FREE FUND, INC.

Fund Summary

Investment Objective

The Montana Tax-Free Fund, Inc. (the "Montana Fund" or a "Fund") seeks to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax ("AMT")) and Montana income taxes as is consistent with preservation of capital.

Principal Strategies: How The Fund Pursues Its Objective

The Fund purchases primarily Montana municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if its investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 15 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

•	federal income taxes, including the AMT; and
•	Montana personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be invested in securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and Montana personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"); commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $25,000,000; and municipal securities or any of the foregoing temporary investments subject to short-term repurchase agreements; provided, however, that the Fund will not invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. When the Fund invests as described in the preceding sentence, it may not achieve its investment objective.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's investment potential, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in futures and options on futures solely for hedging purposes.

Principal Risks: What Are The Risks Of Investing In The Fund?

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable or unwilling to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in Montana bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Montana bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and the Statement of Additional Information ("SAI") for additional risks of investing in Montana bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's future income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund may use hedging strategies, it also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

Is The Fund Right For You?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax and Montana income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an Individual Retirement Account or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund Has Performed

The following bar chart and table present the performance of the Fund's shares as indicated. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how average annual returns over one- and five-year periods and since the inception of the Fund compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund's annual returns with respect to its Class B shares on a before-tax basis and without sales charges. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Annual Total Returns for Class B Shares (as of 12/31 each year)

[bar chart]

1999	(2.32%)
2000	8.97%
2001	4.62%
2002	(1.44%)
2003	0.66%
2004	0.22%
2005	0.68%
2006	5.69%
2007	2.45%
2008	____%

For the periods shown, the highest and lowest quarterly returns were [4.53% and (2.44%) for the quarters ending December 29, 2000 and December 31, 2002,] respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns.

Average Annual Total Returns (for the periods ended December 31, 2008)
	One Year	Five Years	Ten Years	Since Inception[1]
Montana Fund (Class B Shares)
Return Before Taxes	____%	____%	N/A2	____%
Return After Taxes on Distributions	____%	____%	N/A2	____%
Return After Taxes on Distributions and Sale of Fund Shares	____%	____%	N/A2	____%

Montana Fund (Class A Shares)
Return Before Taxes	____%	____%	N/A	____%

Lehman Brothers Municipal Bond Index[3]	____%	____%	N/A	____%

1The inception date of the Class B shares of the Fund is August 12, 1993; for the Class A shares, the inception date is January 7, 2000.

2Class B shares will automatically convert to Class A shares approximately eight years after purchase.

3The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Index return in the table is shown from August 12, 1993. Index return from January 7, 2000 is 5.97%.

The average annual total returns table above reflects the maximum sales charge of 4.25% for Class A shares and the maximum deferred sales charge of 4.00% for Class B shares.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class B shares only; after-tax returns for Class A shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

ND TAX-FREE FUND, INC.

Fund Summary

Investment Objective

The ND Tax-Free Fund, Inc. (the "ND Fund" or a "Fund") seeks to provide its shareholders with as high a level of current income exempt from federal income tax (other than the alternative minimum tax ("AMT")) and North Dakota income taxes as is consistent with preservation of capital.

Principal Strategies: How The Fund Pursues Its Objective

The Fund purchases primarily North Dakota municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) by independent ratings agencies at the time of purchase. The Fund may buy non-rated municipal bonds if its investment adviser judges them to be of comparable quality. The Fund is non-diversified and may invest more of its assets in a single issuer than a diversified mutual fund. The expected average dollar weighted maturity of the Fund's portfolio is between 15 and 25 years. To pursue its objective, the Fund normally invests at least 80% of its assets (including any borrowings for investment purposes) in municipal securities that pay interest free from:

•	federal income taxes, including the AMT; and
•	North Dakota personal income taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest and require that the amount borrowed (principal) be repaid at maturity.

Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of its assets may be invested in securities that pay interest that may be subject to the AMT and, although not anticipated, in securities that pay taxable interest.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is exempt from federal and North Dakota personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds, the interest on which is a tax preference item for purposes of the AMT.

For temporary defensive purposes and cash management purposes to keep cash on hand fully invested, the Fund may invest in money market mutual funds and/or in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks, including foreign branches of domestic banks, which have capital, surplus and undivided profits that exceed $25,000,000; and municipal securities or any of the foregoing temporary investments subject to short-term repurchase agreements; provided, however, that the Fund will not invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. When the Fund invests as described in the preceding sentence, it may not achieve its investment objective.

The Fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's investment potential, the investment adviser considers the bond's yield, price, credit quality and future prospects.

The Fund may also invest in options and futures solely for hedging purposes.

Principal Risks: What Are The Risks Of Investing In The Fund?

You should be aware that loss of money is a risk of investing in the Fund. The principal risks of investing in the Fund are interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable or unwilling to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have increased speculative characteristics and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

Because the Fund is non-diversified and invests primarily in North Dakota bonds, it is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of North Dakota bonds in which it invests. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state. Investing a significant portion of its assets in the municipal securities of U.S. territories and possessions also makes the Fund more sensitive to risks specific to such U.S. territories and possessions. Please refer to the Appendix and the SAI for additional risks of investing in North Dakota bonds.

A municipal security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large proportion of its assets invested in municipal securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield as well as its distributions to shareholders.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation and pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Because the Fund may use hedging strategies, it also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

Is The Fund Right For You?

You may wish to invest in the Fund if you seek to:

•	Earn regular monthly dividends free from federal tax and North Dakota income tax (excluding AMT);
•	Preserve investment capital over time;
•	Reduce taxes on investment income; or
•	Set aside money systematically for retirement, estate planning or college funding.

You may not wish to invest in the Fund if you seek to:

•	Pursue an aggressive, high-growth investment strategy;
•	Invest through an Individual Retirement Account or 401(k) plan;
•	Avoid fluctuations in share price; or
•	Avoid the AMT.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How the Fund Has Performed

Previously, the Fund offered Class A and Class B shares (Class B shares had an inception date of January 3, 1989 and Class A shares had an inception date of January 7, 2000). However, since October 15, 2007 the Fund has offered only Class A shares for purchase and, on December 31, 2007, all outstanding Class B shares were automatically converted to Class A shares. The following bar chart and table present the performance of the Fund's Class A shares. The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how average annual returns over one- and five-year periods and since inception with respect to Class A shares compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund's annual returns with respect to its Class A shares on a before-tax basis and without sales charges. Returns before taxes do not reflect the effects of any income or capital gains taxes. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Annual Total Returns For Class A Shares (as of 12/31 each year)

[bar chart]

2001	4.78%
2002	0.37%
2003	0.50%
2004	(0.84%)
2005	1.53%
2006	5.48%
2007	3.65%
2008	____%

For the periods shown, the highest and lowest quarterly returns were [2.26% and (2.16%) for the quarters ending December 30, 2005, and June 30, 2005,] respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns.

Average Annual Total Returns (for the periods ended December 31, 2008)
	ONE YEAR	FIVE YEARS	SINCE INCEPTION[1]
ND Fund (Class A Shares)
Return Before Taxes	____%	____%	____%
Return After Taxes on Distributions	____%	____%	____%
Return After Taxes on Distributions and Sale of Fund Shares	____%	____%	____%
Lehman Brothers Municipal Bond Index[2]	____%	____%	____%

1The inception date for Class A shares of the Fund is January 7, 2000.

2The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last fifteen years as part of an offering of over $50 million and with a maturity of at least two years. It includes reinvested interest, but reflects no deduction for fees, expenses or taxes. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Index return in the table is shown from January 7, 2000.

The average annual total returns table above reflects the maximum sales charge of 4.25%.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

WHAT ARE THE FUNDS' FEES AND EXPENSES?

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Montana Fund		ND Fund
	Class A	Class B	Class A
Shareholder Fees (fees paid directly from your investment)[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[2]	4.25%	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[3]	1.00%	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees[4]	0.25%	0.75%	0.25%
Other Expenses	____%	____%	____%
Acquired Fund Fees and Expenses[5]	0.00%	0.00%	0.01%
Total Annual Fund Operating Expenses	____%	____%	____%
Contractual Fee Waivers and Expense Reimbursements[6]	____%	____%	____%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)[7]	____%	____%	____%

1Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

2Reduced sales charges apply to Class A share purchases of $50,000 or more. Please refer to "The Shares Offered" for additional information.

3In the case of investments in Class A shares made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 24 months of purchase for shares purchased on or after September 1, 2007, and on shares redeemed within 12 months of purchase for shares purchased prior to September 1, 2007 (excluding shares purchased with reinvested dividends and/or distributions). With respect to the Montana Fund, Class B shares redeemed within five years are subject to a CDSC of 4% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year and 1% during the fifth year. However, purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. See "The Shares Offered."

4Because the Funds pay 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority ("FINRA").

5To the extent that investment companies held in a Fund's portfolio of investments have fees and expenses, shareholders of that Fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

6[The Funds' investment adviser has contractually agreed to maintain expense levels of the Funds at the following annual rates through December 31, 2008: Montana Fund (Class A) 1.07%; Montana Fund (Class B) 1.57%; and ND Fund (Class A) 1.07%. The foregoing contractual agreements to pay expenses of the Funds do not apply to extraordinary or non-recurring expenses or Acquired Fund Fees and Expenses.]

7In addition to the contractual commitment to maintain Fund expense levels, the Funds' investment adviser may also voluntarily waive or reimburse additional fees and expenses. For fiscal year 2008, after such contractual and voluntary fee waivers and expense reimbursements, and excluding any Acquired Fund Fees and Expenses, the Funds' net annual operating expenses were: Montana Fund (Class A): ____%; Montana Fund (Class B): ____%; and ND Fund (Class A): ____%.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The examples below assume you invest $10,000 in the Funds for the time periods indicated and redeem all of your shares at the end of these periods. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Montana Fund
Class A
Class B
ND Fund
Class A

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Montana Fund
Class A
Class B
ND Fund
Class A

FUND MANAGEMENT

Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds: Shareholders should be aware that on March 6, 2009, Integrity Mutual Funds, Inc. (the "Company"), the parent company of Integrity Money Management, Inc. ("Integrity Money Management"), the Funds' investment adviser, entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), subject to certain terms and conditions, to complete the transactions described below (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of the Company and Viking. Viking is located in Minot, North Dakota and currently acts as investment adviser to four mutual funds, each of which is a series of Viking Mutual Funds, including the Viking Tax-Free Fund for Montana (the "Viking Montana Fund") and the Viking Tax-Free Fund for North Dakota (the "Viking North Dakota Fund"). Upon the completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution, and other services to mutual funds currently in the Integrity and Viking fund families.

Pursuant to the Corridor Agreement, the Company has indicated that it intends to sell its investment advisory and other mutual fund services business. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Corridor and Viking will acquire certain assets of Integrity Money Management pertaining to the management of the Funds (and other funds of the Integrity family of funds) and that Viking will become a wholly-owned subsidiary of Corridor. In practical terms, this means that the management of the funds in the Integrity and Viking fund families will be consolidated with Viking. In addition, if the Transaction is completed, it is expected that Corridor will acquire Integrity Fund Services, Inc., which is the Funds' transfer agent, administrator and accounting service provider, and Integrity Funds Distributor, Inc., the Funds' distributor. These entities will serve the funds in the Integrity and Viking fund families, but they will be subsidiaries of Corridor rather than subsidiaries of the Company.

Given that, as indicated above, Viking currently acts as investment adviser to the Viking Montana Fund and the Viking North Dakota Fund, the Proposed Reorganizations (as defined and described below) have been proposed for approval. More specifically, as a condition to closing the Transaction, approval by shareholders and the Board of Directors of an agreement and plan of reorganization for each Fund must be obtained. In this regard, an agreement and plan of reorganization pursuant to which (i) the Montana Fund will transfer its assets to the Viking Montana Fund in exchange solely for shares of the Viking Montana Fund (which will be distributed proportionately to shareholders of the Montana Fund) and the Viking Montana Fund's assumption of the Montana Fund's liabilities, and the Montana Fund will terminate; and (ii) the ND Fund will transfer its assets to the Viking North Dakota Fund in exchange solely for shares of the Viking North Dakota Fund (which will be distributed proportionately to shareholders of the ND Fund) and the Viking North Dakota Fund's assumption of the ND Fund's liabilities, and the ND Fund will terminate, respectively (the "Proposed Reorganizations"), is intended to be presented to shareholders for their approval with respect to their Fund, and such approval must be obtained as a condition to closing the Transaction.

The Transaction, the Proposed Reorganizations, and related matters will be discussed in greater detail in the proxy materials being sent to shareholders to solicit the shareholder approvals described above. There can be no assurance that the Transaction or Proposed Reorganizations described above will be completed as currently contemplated (or at all), or that the shareholder approvals described above will be obtained.

Investment Adviser

Integrity Money Management, Inc. ("Integrity Money Management" or the "Investment Adviser"), 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. The Investment Adviser has been advising mutual funds since 1989 and as of ____________, 2009, had assets under management of approximately $369 million. The Investment Adviser is responsible for the selection and ongoing monitoring of the securities in the Funds' portfolios, performing certain evaluations of the Funds' portfolio securities, managing the Funds' business affairs and providing certain administrative services, office space, equipment and clerical services for managing the Funds' investments and effecting their portfolio transactions. The Investment Adviser also pays the salaries and fees of all officers and directors of the Funds who are officers or directors of the Investment Adviser.

Each Fund's investment advisory agreement with the Investment Adviser provides that fees to the Investment Adviser for providing management services to the respective Fund are to be computed at an annual rate of 0.60% of the Fund's average daily net assets, payable monthly.

For the most recent fiscal year, the Funds noted below paid, after contractual waivers and expense reimbursements, the following management fees to the Investment Adviser, as a percentage of average daily net assets:

	Class A	Class B
Montana Fund	____%	____%
ND Fund	____%	____%

Each Fund pays for its own respective operating expenses. These expenses include, but are not limited to, custodial services; transfer agent; accounting; legal fees; brokerage fees and commissions, if any; service fees; expenses of redemption of shares; insurance premiums; expenses of preparing prospectuses and reports to shareholders; interest; bookkeeping; fees for officers and directors who are not officers or directors of the Investment Adviser; taxes; fees for registering Fund shares and extraordinary expenses. See the SAI for an additional discussion of Fund expenses.

Board Approval of Advisory Agreements

A discussion regarding the basis for the Board of Directors' approval of the Funds' investment advisory agreements is available in the Funds' annual report to shareholders for the year ended December 31, 2008. For a free copy, please call 800-276-1262, visit the Funds' website at www.integrityfunds.com or visit the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

Portfolio Manager

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the Funds and is primarily responsible for the day-to-day management of each Fund's portfolio, including credit analysis and the execution of portfolio transactions.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993, where he remained until he joined Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Funds and effective in February 2000, the manager of the Funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He had been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Additional Information About the Portfolio Manager

The SAI contains additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities of the Funds with respect to which he has or shares management responsibility.

PRINCIPAL INVESTMENT STRATEGIES

Securities the Funds Invest In

The Funds' respective investment objectives and fundamental investment policies may not be changed without shareholder vote. Unless otherwise noted, the Funds' investment policies are non-fundamental and may be changed by the Funds' Board of Directors without shareholder approval.

Municipal Obligations

Each Fund seeks, under normal market conditions, to invest all of its respective assets in municipal securities of its respective state or municipal securities of U.S. territories and possessions as described below. Each of the Funds has adopted a fundamental policy that, under normal market conditions, at least 80% of the Fund's assets (including any borrowings for investment purposes) will be invested in municipal securities that pay interest exempt from both federal and the relevant state's income taxes.

The Funds may, however, invest up to 20% of their net assets in securities, on which the interest income is subject to federal income tax or the income tax of its respective state.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions.

States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source (including private activity bonds).

Each Fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico, the U.S. Virgin Islands and Guam).

Rating Requirements

The Funds invest primarily in municipal securities that are rated investment grade at the time of purchase by Moody's or S&P or are unrated but judged to be of comparable quality by the Funds' Investment Adviser. The rated municipal securities will fall within the following grades:

•	Bonds: Aaa, Aa, A and Baa (Moody's) or AAA, AA, A and BBB (S&P)
•	Notes: MIG-1 and MIG-2 (Moody's) or SP-1 and SP-2 (S&P)
•	Commercial Paper: Prime-1 and Prime-2 (Moody's) or A-1 and A-2 (S&P)

The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. Each Fund may also purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease.

See "Principal Risk Factors—Credit Risk" below.

Alternative Minimum Tax

Each Fund may invest up to 20% of its assets in municipal securities that pay interest that is subject to the AMT.

HOW INVESTMENTS ARE SELECTED

The Investment Adviser selects municipal obligations for the Funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. The Investment Adviser reviews municipal securities available for purchase, monitors the continued creditworthiness of each Fund's municipal investments and analyzes economic, political and demographic trends affecting the municipal markets. Based on the analysis of this research, the Investment Adviser selects those municipal obligations that it believes represent the most attractive values.

Portfolio Turnover

A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. The Funds anticipate that their annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its portfolio market value within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Funds generally adjust their portfolios in view of prevailing or anticipated market conditions and the Funds' investment objectives. The Funds, however, may also make short-term trades to take advantage of market opportunities. In deciding to sell a portfolio security, the Investment Adviser generally considers such factors as the bond's yield, the continued creditworthiness of the issuer and prevailing market conditions. The Investment Adviser may sell a portfolio security if revised economic forecasts or interest rate outlook requires a repositioning of the portfolio; the security subsequently fails to meet the Investment Adviser's investment criteria; a more attractive security is found or portfolio assets are needed for another purpose; or the Investment Adviser believes that the security has reached its appreciation potential. In periods of rapidly fluctuating interest rates, a Fund's investment policy may lead to frequent changes in investments.

RISK MANAGEMENT

Investment Limitations

The Funds have adopted certain limitations that cannot be changed without shareholder approval. Under these restrictions, each Fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each Fund may also invest in municipal securities whose revenues derive from similar types of projects (such as education, electric utilities or health care). See the SAI for more information regarding the Funds' investment policies and restrictions and the risks associated with these policies.

Hedging Strategies

Each Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial futures and related options whose prices, in the opinion of the Investment Adviser, correlate with the values of securities the Fund owns or expects to purchase. The securities used to implement these strategies include financial futures contracts (such as contracts in U.S. Treasury securities and interest-related indices) and options on financial futures. The ND Fund may also use options on municipal securities and temporary investments, as well as index options. The ND Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. In addition, each Fund will not purchase put and call options if more than 5% of its net assets are invested in the premiums of such options.

The ability of a Fund to benefit from futures and options on futures is largely dependent on the Investment Adviser's ability to use such strategies successfully. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance of the Fund will be poorer than if no such futures or options had been used. In addition, a Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater when the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index, which serves as the basis for a futures contract.

A Fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Use of options may also (i) result in losses to a Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a Fund to hold a security it might otherwise sell.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISK FACTORS

Risk is inherent in all investing. Investing in the Funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

General Risk

Each Fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which a Fund invests is based upon the market's perception of the underlying value and is not necessarily an objective measure of the securities' values. There is no assurance that a Fund will achieve its investment objective. An investment in a Fund is not by itself a complete or balanced investment program.

Interest Rate Risk

Interest rate risk is the risk that the value of a Fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Credit Risk

Credit risk is the risk that an issuer or insurer of a bond is unable or unwilling to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

The ratings of a rating agency represent its opinion as to the credit quality of the debt securities it undertakes to rate and do not evaluate market risk. Ratings are not absolute standards of credit quality; consequently, debt securities with the same maturity, duration, coupon, and rating may have different yields. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Appendix to the Statement of Additional Information describes certain of the various ratings assigned to debt securities by Moody's and S&P.

Municipal Insurance Risk

Although not required, some of the municipal securities held by each Fund may be covered by insurance that generally seeks to guarantee the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance generally seek to guarantee timely and scheduled repayment of principal and payment of interest on a municipal security in the event of default by the issuer, and generally cover a municipal security to its maturity.

Municipal security insurance does not insure against market fluctuations in a Fund's share price. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Concentration Risk

Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund's investment portfolio. See the Appendix and the SAI for more information.

In addition, each Fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including health care, housing, utilities and education. Each Fund therefore bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a Fund's portfolio.

Non-Diversification Risk

Each Fund is a non-diversified investment company and as such, may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the Fund's assets may be invested in the municipal securities of a limited number of issuers, the Fund is exposed to greater market risk as its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

In addition, because of the relatively small number of issuers of municipal securities in Montana and North Dakota, the Funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. Therefore, the Funds are subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

Each Fund may also invest in the securities of issuers of municipal securities in U.S. territories and possessions. The Funds are, therefore, more susceptible to economic, political or regulatory developments that could adversely affect issuers in a U.S. territory or possession and, as a result, the value of the Funds' portfolios.

Income Risk

Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from its new share sales or from matured or called bonds at market interest rates that are below the portfolio's current earnings rate. If a Fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the Fund's income may decrease if short-term interest rates rise.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Funds' assets can decline as can the value of the Funds' distributions.

Tax Risk

Tax risk is the risk that income from municipal bonds held by a Fund could be declared taxable because of, for example, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the SAI. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds.

THE SHARES OFFERED

In deciding whether to purchase Class A or Class B shares of the Montana Fund or Class A shares of the ND Fund, you should consider:

•	the amount of your purchase;
•	any current holdings of Fund shares;
•	how long you expect to hold the shares;
•	the amount of any up-front sales charge;
•	whether a contingent deferred sales charge ("CDSC") would apply upon redemption;
•	the amount of any distribution or service fees that you may incur while you own the shares;
•	whether you will be reinvesting income or capital gain distributions in additional shares; and
•	whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Funds' Fees and Expenses?" for the respective Fund.

Please note that it is possible that one or both of the Funds discussed in this prospectus may not be offered for sale in your state.

Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor" is the underwriter for the Funds' shares. See "Fund Management—Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds" above regarding certain anticipated transactions and how Integrity Funds Distributor will be affected if they are completed.

Class A Shares

You can buy Class A shares of the Funds at the offering price, which is the net asset value per share plus an up-front sales charge. Each Fund has adopted a plan (the "12b-1 Plan") under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") with respect to its Class A shares that authorizes the Fund to compensate Integrity Funds Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each Fund's plan, with respect to its Class A shares, the respective Fund may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for services performed and expenses incurred in connection with the distribution of Class A shares and for providing personal services and the maintenance of shareholder accounts. Integrity Funds Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan (12b-1 Plan)" for additional information regarding these plans.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above[1]	0.00%	0.00%	0.00%

1In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), for shares purchased on or after September 1, 2007 (whether as a lump sum or pursuant to the letter of intent program or otherwise), a 1% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). For shares purchased prior to September 1, 2007, in the case of investments made at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). See "How to Reduce Your Sales Charge—Class A Sales Charge Reductions—Investments of $1 Million or More."

For each Fund, if you invest $1 million or more in Class A shares either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more.

The Montana Fund—Class B Shares

You can buy Class B shares of the Montana Fund at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the Fund. The Montana Fund has adopted a 12b-1 Plan with respect to its Class B shares that authorizes the Montana Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of the Class B shares and for providing personal services and the maintenance of shareholder accounts. Under its 12b-1 Plan, the Montana Fund will pay an annual distribution and service fee of 0.75% of average daily assets of Class B shares. The annual distribution fee compensates the Distributor for paying dealers who sell Class B shares an up-front sales commission of 3.75% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the CDSC. The Distributor may use a portion of this fee to pay an annual service fee of up to 0.25% of the average daily net assets of Class B shares to dealers for providing ongoing services to you. Because these fees are paid out of the Montana Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Distribution Plan (12b-1 Plan)" for additional information regarding this plan.

If you sell your Class B shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or the price at which you sell your shares, whichever amount is lower, according to the following schedule.

Years Since Purchase	1	2	3	4	5	More than 5
CDSC	4%	4%	3%	2%	1%	0%

You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Montana Fund account due to capital appreciation, and then redeem the Class B shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor.

Purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. Purchases totaling $1 million or more made within 13 months of the initial purchase may qualify for the reduced CDSC. To be eligible, you must notify the Montana Fund in writing at the time of your initial purchase of your intent to purchase $1 million or more of Class B shares within 13 months and subsequently complete this investment. Any Class B shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

Class B shares of the Montana Fund will automatically convert to Class A shares approximately eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares of 0.25% of the average daily net assets applicable to Class A shares. The conversion will be based on the relative net asset values of Class A and Class B shares without imposing any sales load, fee or other charge. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of the conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted, but the dollar value will be the same. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A Fund shares. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

a)	Information or records regarding shares of the Fund or other Integrity funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;
b)	Information or records regarding shares of the Fund or other Integrity funds held in any account of the shareholder at another financial intermediary; and
c)	Information or records regarding shares of the Fund or other Integrity funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Integrity family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the sales charge will be adjusted upward, and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, for shares purchased on or after September 1, 2007 (whether as a lump sum or pursuant to the letter of intent program or otherwise), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase, and for shares purchased prior to September 1, 2007, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase. The CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired by reinvesting dividends and/or distributions. Each time you place a redemption request, the Fund will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Fund will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Sales Charge Waivers

The Funds may sell Class A shares without an up-front sales charge and, with respect to the Montana Fund, Class B shares without a CDSC to:

•

Directors, trustees, officers and employees (including retirees) of the Funds, the other funds of the Integrity family of funds and of Integrity Mutual Funds, Inc. and its subsidiaries, for themselves or certain members of their family; or trusts, pension, profit-sharing, or other plans for the benefit of such persons;

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers, and institutions; and
•	Any broker-dealer, financial institution or other qualified firm that does not receive commissions for selling shares to its clients.

Financial institutions that purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services.

Additional Information

The Funds make available, free of charge, more information about sales charge reductions and waivers through their website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. Generally, the NYSE is closed on weekends, national holidays and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the net asset value ("NAV") determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day's NAV.

You may buy shares through investment dealers who have sales agreements with Integrity Funds Distributor or directly from Integrity Funds Distributor. If you do not have a dealer, please call 800-276-1262 and Integrity Funds Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from which you received this prospectus. With signed authorization such dealers or agents may place a telephone order with Integrity Funds Distributor for the purchase or redemption of shares up to $100,000. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to Integrity Fund Services, Inc. ("Integrity Fund Services"), the Funds' transfer agent, for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Fund's transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser's opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other Integrity funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for Integrity Fund Services or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 and make additional investments at any time with as little as $50 and $250 for an Individual Retirement Account ("IRA"). You may open an account with $50 for the Monthomatic Investment Plan, as explained below. The minimum investment requirements apply per Fund share class. The Funds may change these minimum initial investments at any time.

The price you pay for a class of Fund shares will depend on how and when the Fund receives your order. You will receive the share price for the applicable class next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the NYSE and the Fund receives such order prior to the close of business of the Fund (normally 5:00 p.m., Central Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow the Fund to identify you. You may also be asked to provide documents that may help the Fund to establish your identity, such as your driver's license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business and Taxpayer Identification Number ("TIN") and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as driver's licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help the Fund identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Investment Adviser, Integrity Funds Distributor or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or Integrity Funds Distributor. See the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, Integrity Funds Distributor or one or more of their affiliates out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Integrity Funds Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds ("Integrity funds") distributed by Integrity Funds Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm's customers. The level of payments that Integrity Funds Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors, the firm's total assets held in and recent investments in Integrity funds, the firm's level of participation in Integrity fund sales and marketing programs, the firm's compensation program for its registered representatives who sell Integrity fund shares and provide services to Integrity fund shareholders, and the asset class of the Integrity funds for which these payments are provided. For fiscal year 2008, these payments in the aggregate were approximately ____% to ____% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

SYSTEMATIC INVESTING—THE MONTHOMATIC INVESTMENT PLAN

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the "Monthomatic Investment Plan"). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association or credit union ("financial institution") account. If an investor has expedited wire transfer redemption privileges with his or her Fund account, such investor must designate the same financial institution account for both the Monthomatic Investment Plan and the wire redemption programs. If you redeem shares within 15 days after purchasing them under the Monthomatic Investment Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to 15 days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, Inc., at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Investment Plan at any time and may immediately terminate a shareholder's Monthomatic Investment Plan if any item is unpaid by the shareholder's financial institution. There is no charge for the Monthomatic Investment Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You may exchange shares for shares of other funds underwritten by Integrity Funds Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same share class with identical sales charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, for purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

For tax purposes, an exchange is a sale of shares, and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds and your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays and Good Friday. You will receive the share price next determined after the Fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may fax, telephone or mail in an order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	The Fund's name;
•	Your name and account number;
•	The dollar or share amount you wish to redeem;
•	The signature of each owner exactly as it appears on the account;
•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
•	The address where you want your redemption proceeds sent (if other than the address of record);
•	Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
•	Any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank account through the Automated Clearing House ("ACH") network. If you choose to receive proceeds via check, Integrity Fund Services will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund's shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities, or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	When the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;
•	When an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Fund account is at least $5,000, you may request to have a specific dollar amount withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Fund's Systematic Withdrawal Program. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Systematic Withdrawal Program. You may terminate participation in the program at any time. The Funds may terminate or modify this program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on net asset values that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board of Directors has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, Integrity Fund Services will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject any purchase or exchange order for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	The Funds will restrict or refuse purchase or exchange orders, for any reason, by those persons that the Funds or Integrity Funds Distributor believes constitute excessive trading;
•	The Funds will reject transactions that violate the Funds' excessive trading policies;
•	In order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within 30 days of purchase; and
•	The Funds will process trades received after 3:00 p.m. (Central Time) at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds' market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy. However, under federal securities laws, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place, which are described in the "Net Asset Value" section of this prospectus. By fair valuing a security whose price may have been affected (i) by events occurring after the close of trading in its respective market or (ii) by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

DISTRIBUTIONS

Dividends and Distributions

Each Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a Fund consists of all interest income earned on portfolio securities less expenses. The Funds will pay dividends from the net income monthly and distributions of realized short-term or long-term capital gains, if any, in December. These policies are non-fundamental and may be modified by the Funds at any time. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your monthly dividends and any capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the transfer agent receives the written request.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer or other investor with special circumstances. Because the Funds invest primarily in municipal securities from a particular state, the regular monthly dividends payable from the net tax-exempt interest earned from such municipal securities that you, as a taxpayer in that state, receive, are generally expected to be exempt from regular federal income tax and, subject to the provisions of that state's tax law, the regular personal income tax of that state. This section, however, does not describe your state, local or foreign tax consequences. For more detailed information regarding certain state tax consequences of a Fund investment, see the SAI.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Except for exempt-interest dividends as described below, Fund distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Fund's distributions into three categories, ordinary income distributions, exempt-interest dividends, and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Each Fund intends to distribute dividends that qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Distributions of the Funds' interest income on certain private activity bonds are an item of tax preference for purposes of the alternative minimum tax applicable to individuals and corporations. Distributions of net income from tax-exempt obligations are included in "adjusted current earnings" of corporations for alternative minimum tax purposes. Some or all of the exempt-interest dividends may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed), and income exempt from federal tax may be subject to state and local tax. Although the Funds do not seek to realize taxable income or capital gains, the Funds may realize and distribute taxable ordinary income or capital gains as a result of their normal investment activities. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received.

Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could however assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income. Further, because the Fund pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met.

DISTRIBUTION PLAN (12b-1 PLAN)

Each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes each Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Funds as well as Class B shares of the Montana Fund, and for providing personal services and the maintenance of shareholder accounts. Under each Fund's plan related to the Class A shares, each Fund is authorized to pay the Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund's Class A shares for distribution and shareholder services. Under the Montana Fund's plan related to the Class B shares, the Montana Fund is authorized to pay the Distributor an annual fee of up to 0.75% of the average daily net assets of the Montana Fund's Class B shares for distribution and shareholder services; the portion allocable to services may not exceed 0.25% of the average daily net assets attributable to the Class B shares. The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

The price you pay for your shares is based on the Fund's NAV per share of the applicable class which is determined as of the close of trading on each day the NYSE is open for business. NAV is calculated for each class by taking the total value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for the class. The result, rounded to the nearest cent, is the NAV per share.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Directors. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Integrity Fund Services may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors and periodically by the Board of Directors.

Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost or at original cost plus accrued interest. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Directors or its delegate. If an event were to occur, after the value of an instrument was established but before NAV per share was determined, which would likely materially change the NAV, then the instrument would be valued using fair value considerations by the Board of Directors or its delegate.

Significant Events

Whether a particular event is a significant event depends on whether the event is likely to affect the value of a portfolio security held by a Fund. Significant events may include new developments in the securities markets or major occurrences outside of the securities markets, such as natural disasters and armed conflicts. In accordance with the fair value procedures adopted by the Board of Directors, Integrity Money Management is responsible for monitoring the securities markets for significant events that might require a Fund to fair value its securities.

Availability, Validity and Reliability of Market Quotations

Examples of circumstances which may require further consideration to be given to whether market quotations are available, valid or reliable, include the lack of reported trades for or infrequent sales of a portfolio security, the suspension of trading on an exchange on which a portfolio security was traded, and markets closing early. In addition, while the Funds do not generally invest in thinly traded securities, in the event that they do, such securities may be valued at fair value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. Each Fund, when using fair value methods to price securities, may value those securities higher or lower than another mutual fund using market quotations or fair value to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV. The valuation of portfolio securities is more fully described in the SAI.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly-owned subsidiary of Integrity Mutual Funds, Inc., is the Funds' transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs data processing, pricing, accounting, and other administrative services for the operation of the Funds, and the maintenance of shareholder accounts. See "Fund Management—Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds" above regarding certain anticipated transactions and how Integrity Fund Services will be affected if they are completed.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to Integrity Funds Distributor, Inc. at 1 Main Street North, Minot, ND 58703 or call 800-276-1262. All inquiries regarding account information should be directed to Integrity Fund Services, Inc. at P.O. Box 759, Minot, ND 58702 or call 800-601-5593.

To reduce expenses, we may mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose reports, along with the Funds' financial statements, are included in the Funds' respective annual reports, which are available upon request. Further information about a Fund's performance is also contained in such Fund's latest annual or semi-annual shareholder reports. You may obtain a free copy of a Fund's latest annual or semi-annual shareholder report upon request from the Fund.

Montana Tax-Free Fund, Inc.

Class A Shares

		For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$		$8.60	$8.42	$8.68	$8.98

Income from Investment Operations:
Net investment income	$		$.34	$.34	$.35	$.36
Net realized and unrealized gain (loss) on investment and futures transactions			(.10)	.18	(.26)	(.30)
Total Income (Loss) From Investment Operations	$		$.24	$.52	$.09	$.06

Less Distributions:
Dividends from net investment income	$		$(.34)	$(.34)	$(.35)	$(.36)
Distributions from net realized gains			.00	.00	.00	.00
Total Distributions	$		$(.34)	$(.34)	$(.35)	$(.36)

NET ASSET VALUE, END OF PERIOD	$		$8.50	$8.60	$8.42	$8.68

Total Return			2.85%(A)	6.32%(A)	1.07%(A)	0.73%(A)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$		$14,696	$15,652	$14,247	$14,297
Ratio of net expenses (after expense assumption) to average net assets			1.07%(B)	1.05%(B)	1.00%(B)	0.95%(B)
Ratio of net investment income to average net assets			3.97%	4.03%	4.11%	4.12%
Portfolio turnover rate			8.92%	27.72%	0.92%	0.00%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $_______, $78,188, $54,990, $40,760, and $34,905 respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been __%, 1.58%, 1.43%, 1.29%, and 1.21% respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Class B Shares

		For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$		$8.57	$8.40	$8.65	$8.95

Income from Investment Operations:
Net investment income	$		$.30	$.30	$.31	$.32
Net realized and unrealized gain (loss) on investment and futures transactions			(.09)	.17	(.25)	(.30)
Total Income (Loss) From Investment Operations	$		$.21	$.47	$.06	$.02

Less Distributions:
Dividends from net investment income	$		$(.30)	$(.30)	$(.31)	$(.32)
Distributions from net realized gains			.00	.00	.00	.00
Total Distributions	$		$(.30)	$(.30)	$(.31)	$(.32)

NET ASSET VALUE, END OF PERIOD	$		$8.48	$8.57	$8.40	$8.65

Total Return			2.45%(A)	5.69%(A)	0.68%(A)	0.22%(A)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$		$4,873	$8,041	$12,481	$23,217
Ratio of net expenses (after expense assumption) to average net assets			1.57%(B)	1.54%(B)	1.50%(B)	1.45%(B)
Ratio of net investment income to average net assets			3.47%	3.56%	3.60%	3.63%
Portfolio turnover rate			8.92%	27.72%	0.92%	0.00%

(A) Excludes contingent deferred sales charge of 4.00%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $______, $32,103, $36,608, $49,461 and $72,241 respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been ____%, 2.08%, 1.90%, 1.78% and 1.70% respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

ND Tax-Free Fund, Inc.

Class A Shares

		For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$		$7.53	$7.40	$7.56	$7.94

Income from Investment Operations:
Net investment income	$		$.28	$.27	$.27	$.31
Net realized and unrealized gain (loss) on investment and futures transactions			(.01)	.13	(.16)	(.38)
Total Income (Loss) From Investment Operations	$		$.27	$.40	$.11	$(.07)

Less Distributions:
Dividends from net investment income	$		$(.28)	$(.27)	$(.27)	$(.31)
Distributions from net realized gains			.00	.00	.00	.00
Total Distributions	$		$(.28)	$(.27)	$(.27)	$(.31)

NET ASSET VALUE, END OF PERIOD	$		$7.52	$7.53	$7.40	$7.56

Total Return			3.65%(A)	5.48%(A)	1.53%(A)	(0.84)%(A)

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$		$12,968	$14,271	$15,692	$24,626
Ratio of net expenses (after expense assumption) to average net assets			1.07%(B)	1.06%(B)	1.00%(B)	0.93%(B)
Ratio of net investment income to average net assets			3.72%	3.61%	3.66%	4.05%
Portfolio turnover rate			20.96%	0.00%	37.02%	10.31%

(A) Excludes maximum sales charge of 4.25%.

(B) During the periods indicated above, Integrity Mutual Funds, Inc. assumed/waived expenses of $90,053, $67,901, $67,076 and $76,391 respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been ____%, 1.73%, 1.51%, 1.36% and 1.22% respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

APPENDIX—ADDITIONAL STATE INFORMATION

Because each Fund invests mainly in municipal securities of its state, events in that state are likely to affect the Fund's investments and its performance. These events may include economic or political changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to the state's municipal issuers. A negative change in any one of these or other areas could affect the ability of a state's municipal issuers to meet their obligations. It is important to remember that economic, budget and other conditions within a particular state can be unpredictable and can change at any time. For these reasons, each state Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Please refer to the SAI for additional state information.

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

1 Main Street North—Minot, ND 58703—701-852-5292
P.O. Box 759—Minot, ND 58702
800-276-1262—Marketing—Fax 701-838-4902
800-601-5593—Transfer Agent—Fax 701-852-2548

INVESTMENT ADVISER
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

PRINCIPAL UNDERWRITER
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

CUSTODIAN
Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

TRANSFER AGENT
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

INDEPENDENT ACCOUNTANT
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

LEGAL COUNSEL
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

INTEGRITY MUTUAL FUNDS

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

Several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains more information on the Funds' policies and operation. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of any of these materials or other Fund information or to make inquiries, or visit our website at www.integrityfunds.com, which contains copies of the prospectus, SAI and annual and semi-annual reports.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

Integrity Mutual Funds
1 Main Street North
Minot, North Dakota 58703
800-276-1262

The Funds' SEC File Numbers:	Montana Tax-Free Fund, Inc.	811-07738
	ND Tax-Free Fund, Inc.	811-05681

Statement of Additional Information
May 1, 2009

MONTANA TAX-FREE FUND, INC.
ND TAX-FREE FUND, INC.

1 Main Street North
Minot, North Dakota 58703
701-852-5292
800-601-5593—Transfer Agent
800-276-1262—Marketing

This Statement of Additional Information ("SAI") is not a prospectus, but it should be read in conjunction with the Prospectus of the Montana Tax-Free Fund, Inc. and the ND Tax-Free Fund, Inc. (the "Funds"), dated May 1, 2009 (the "Prospectus"). Copies of the Prospectus may be obtained at no charge by writing to the above address or by calling 800-276-1262.

The audited financial statements appear in the Funds' annual reports for their most recent fiscal year. The financial statements from the foregoing annual reports are incorporated herein by reference. A copy of the annual reports may be obtained without charge by writing to the above address or calling 800-276-1262.

IMPORTANT INFORMATION CONCERNING CERTAIN ANTICIPATED TRANSACTIONS AND REORGANIZATIONS OF THE FUNDS

Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds: Shareholders should be aware that on March 6, 2009, Integrity Mutual Funds, Inc. (the "Company"), the parent company of Integrity Money Management, Inc. ("Integrity Money Management"), the Funds' investment adviser, entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), subject to certain terms and conditions, to complete the transactions described below (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of the Company and Viking. Viking is located in Minot, North Dakota and currently acts as investment adviser to four mutual funds, each of which is a series of Viking Mutual Funds, including the Viking Tax-Free Fund for Montana (the "Viking Montana Fund") and the Viking Tax-Free Fund for North Dakota (the "Viking North Dakota Fund"). Upon the completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution, and other services to mutual funds currently in the Integrity and Viking fund families.

Pursuant to the Corridor Agreement, the Company has indicated that it intends to sell its investment advisory and other mutual fund services business. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Corridor and Viking will acquire certain assets of Integrity Money Management pertaining to the management of the Funds (and other funds of the Integrity family of funds) and that Viking will become a wholly-owned subsidiary of Corridor. In practical terms, this means that the management of the funds in the Integrity and Viking fund families will be consolidated with Viking. In addition, if the Transaction is completed, it is expected that Corridor will acquire Integrity Fund Services, Inc., which is the Funds' transfer agent, administrator and accounting service provider, and Integrity Funds Distributor, Inc., the Funds' distributor. These entities will serve the funds in the Integrity and Viking fund families, but they will be subsidiaries of Corridor rather than subsidiaries of the Company.

Given that, as indicated above, Viking currently acts as investment adviser to the Viking Montana Fund and the Viking North Dakota Fund, the Proposed Reorganizations (as defined and described below) have been proposed for approval. More specifically, as a condition to closing the Transaction, approval by shareholders and the Board of Directors of an agreement and plan of reorganization for each Fund must be obtained. In this regard, an agreement and plan of reorganization pursuant to which (i) the Montana Tax-Free Fund, Inc. (the "Montana Fund") will transfer its assets to the Viking Montana Fund in exchange solely for shares of the Viking Montana Fund (which will be distributed proportionately to shareholders of the Montana Fund) and the Viking Montana Fund's assumption of the Montana Fund's liabilities, and the Montana Fund will terminate; and (ii) the ND Tax- Free Fund, Inc. (the "ND Fund") will transfer its assets to the Viking North Dakota Fund in exchange solely for shares of the Viking North Dakota Fund (which will be distributed proportionately to shareholders of the ND Fund) and the Viking North Dakota Fund's assumption of the ND Fund's liabilities, and the ND Fund will terminate, respectively (the "Proposed Reorganizations"), is intended to be presented to shareholders for their approval with respect to their Fund, and such approval must be obtained as a condition to closing the Transaction.

The Transaction, the Proposed Reorganizations, and related matters will be discussed in greater detail in the proxy materials being sent to shareholders to solicit the shareholder approvals described above. There can be no assurance that the Transaction or Proposed Reorganizations described above will be completed as currently contemplated (or at all), or that the shareholder approvals described above will be obtained.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

Municipal Securities

The Montana Fund and the ND Fund are registered open-end, non-diversified, management investment companies. Each Fund seeks to achieve its objective by investing in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from both federal income taxes and personal income taxes of the state after which the Fund is named ("Municipal Securities"). Information concerning the ability of the Funds to invest in Municipal Securities that pay interest subject to alternative minimum tax is included in the Prospectus. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax and the personal income tax of the respective state. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not involve the pledge of the credit of the issuer of such bonds. Rather, the revenues from which these bonds are paid generally constitute an obligation of the corporate entity on whose behalf the bonds are issued.

The yields on Municipal Securities are dependent upon a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P") represent their opinions as to the quality of the Municipal Securities that they undertake to rate and do not evaluate market risk. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. Each Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in Municipal Securities from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the Municipal Securities in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Securities. These instruments may be variable or fixed rate.

With respect to the ND Fund and the Montana Fund, not more than 5% of the net assets of the respective Fund will be invested in participation interests in Municipal Securities during the coming year.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors. These proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Each Fund will seek to achieve its objective by investing primarily in tax-exempt securities issued by the respective state and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or which are unrated but are of comparable quality, as determined by each Fund's investment adviser, Integrity Money Management, Inc. (the "Investment Adviser" or "Integrity Money Management"). Municipal Securities within the four highest grades of Moody's and S&P are generally considered to be "investment grade." Those rated Baa by Moody's or BBB by S&P (and equivalent for unrated securities) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors of a Fund ("Board"), however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. The characteristics of certain of the rating categories are described in Appendix B under "Ratings of Investments." There is no assurance that a Fund will achieve its objective.

Temporary Defensive and Cash Management Investments

For temporary defensive purposes, each Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services; certificates of deposit of domestic banks with assets of $25,000,000 or more; and Municipal Securities or any of the foregoing temporary investments subject to short-term repurchase agreements. When a Fund invests in accordance with this policy, it may do so without percentage limits. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. In addition, for temporary defensive purposes and cash management purposes to keep cash on hand fully invested, each Fund may invest a significant portion of its assets in money market mutual funds; however, consistent with their fundamental investment restrictions (described in "Investment Policies" below), the Funds will not invest more than 10% of their total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Dividends from interest income from the investments described in this paragraph may be taxable to shareholders as ordinary income. Please refer to the "Taxation of the Funds" section below. For a description of the ratings of certain short-term debt securities permitted as temporary investments, please see "Appendix B—Ratings of Investments."

Investment Policies

Each Fund has adopted certain investment restrictions that, together with the investment objective and policies, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

1)	Purchase securities or make investments other than in accordance with its investment objectives and policies.
2)

Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or securities of the state after which the Fund was named (e.g., the State of North Dakota for the ND Fund) or their respective political subdivisions, agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be within any industry.

3)	Make loans, except in accordance with its investment objectives and policies.
4)

Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing. A Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of its total assets.

5)	Make short sales of securities.
6)

Purchase or retain the securities of any issuer if any of the officers or directors of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

7)

Invest more than 15% of its net assets in illiquid securities, including (i) securities which at the time of such investment are not readily marketable, (ii) securities restricted as to disposition under the federal securities laws, and (iii) repurchase agreements maturing in more than seven days.

8)	Invest for the purpose of exercising control or management of another issuer.
9)	Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.
10)	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the Municipal Securities of issuers that invest in or sponsor such programs.
11)	Invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.
12)

Underwrite securities issued by others, except to the extent that the Fund may be deemed to be a distributor under the federal securities laws in connection with the disposition of portfolio securities.

13)	Issue senior securities as defined in the 1940 Act, except money borrowed as permitted by (4) above.
14)

Invest in real estate (or real estate mortgage loans in the case of the Montana Fund), although a Fund may invest in Municipal Securities that are secured by real estate and securities of issuers that invest or deal in real estate.

In addition to the foregoing, the ND Fund, as a fundamental policy, may not write, purchase, or sell puts, calls, or combinations thereof, except in accordance with its investment objective and policies.

Interest paid on funds borrowed as permitted by (4) above will decrease the net earnings of the respective Fund.

Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

Each Fund may invest more than 25% of its net assets in industrial development bonds.

Any policy or restriction involving a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the respective Fund. Changes due to market action will not cause a violation of a policy or restriction.

Each Fund has a fundamental investment policy obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's assets, as well as any amounts borrowed for investment purposes.

Additional Risk Considerations

An investment in the Funds is subject to a number of risks, some of which have been described in the Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" section.

Each Fund may engage in futures transactions and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation. The ND Fund may also engage in option transactions on securities in accordance with its objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts

A Fund may enter into financial futures contracts. Financial futures contracts are commodity contracts that obligate the long- or short-holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a security index. This investment technique is designed primarily to hedge (protect) against anticipated future changes in interest rates or market conditions which otherwise may adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

At the time a Fund enters into a futures contract, it is required to deposit with its custodian or futures commission merchant a specified amount of cash or eligible securities called the "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

A Fund may engage in financial futures as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if a Fund owned long-term Municipal Securities and interest rates were expected to rise, it could sell futures on a Municipal Securities index. If interest rates did increase, the value of the Municipal Securities in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term Municipal Securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on a Municipal Securities index. Thus, a Fund could take advantage of the anticipated rise in the value of long-term Municipal Securities without actually buying them. The futures contracts and short-term Municipal Securities could then be liquidated and the cash proceeds used to buy long-term Municipal Securities. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the respective Fund.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms, call for cash settlements. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made. The costs incurred in connection with futures transactions would also reduce a Fund's yield.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities that are being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts (e.g., interest rates, tax status, maturities and creditworthiness of issuers). While interest rates on taxable securities usually move in the same direction as interest rates on Municipal Securities, there are often differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the Municipal Security being hedged than when using a financial futures contract on a Municipal Security or a Municipal Securities index. If a liquid secondary market did not exist when a Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. In addition, futures markets have daily market price movement limits for many futures contracts that may further inhibit the Investment Adviser's ability to manage a Fund's portfolio. Futures contracts held by a Fund may be illiquid during periods when daily market price movement limits have been reached. As a result, net assets of the Fund may be impacted negatively until normal futures trading resumes or until the Fund's future contracts are closed out. In addition to the foregoing, the market prices of futures contracts may be affected by other factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meeting margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

A Fund may engage in futures transactions only on commodities, securities exchanges or boards of trade. A Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities that the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

Options on Financial Futures Contracts

Each Fund may purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. A call option gives the purchaser the right to buy (and the writer the obligation to sell) the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell (and the writer the obligation to buy) the underlying futures contracts at the exercise price during the option period. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities

The ND Fund may write (sell) covered call options as long as it owns securities that are acceptable for escrow purposes and may write secured put options. As long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in Municipal Securities or temporary investments. A call option gives the purchaser the right to buy (and the writer the obligation to sell) the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell (and the writer has the obligation to buy) the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand, and interest rates.

The ND Fund may write or purchase spread options. Spread options are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related securities is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the ND Fund to protect capital gains in an appreciated security it owns without being required to actually sell that security. At times, the ND Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the ND Fund is able to fix the cost of acquiring the securities, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the ND Fund is only at risk for the amount of the premium paid for the call option, which it can, if it chooses, permit to expire.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Options on Securities Indices

The ND Fund may purchase and write call and put options on securities indices that are traded on national stock exchanges in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as those achieved with the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for a premium received, to make delivery of this amount. Unlike securities options, all settlements are in cash, and gain or loss depends upon price movements in the market (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

When the ND Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price, in the case of a put, or the contract value, in the case of a call. In addition, where such Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

Options on securities and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Price movements in securities that the Fund owns or intends to purchase will not correlate perfectly with movements in the level of the index and, as a result, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities. The use of index options on a taxable security may involve a greater risk of an imperfect correlation between price movements in the Municipal Securities being hedged and the movements in the level of the index. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Also, an option purchased by the ND Fund may expire worthless, in which case the Fund would lose the premium paid.

Delayed Delivery Transactions

Each Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the respective Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. A Fund has the ability to close out a purchase obligation on or before the settlement date, rather than to purchase the security. Because a Fund is required to segregate cash or liquid high-grade debt securities to satisfy its commitments to purchase when-issued or delayed delivery securities, such cash and securities are not available to make additional investments or for trading while these assets are set aside.

A Fund engages in when-issued or delayed delivery purchases for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. Each Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Future Developments

Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives that are not presently contemplated for use by a Fund or are not currently available but may be developed; to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or SAI.

Diversification and Concentration Policies

Each Fund is classified as a non-diversified fund under the 1940 Act, which means a Fund is not limited by the 1940 Act in the proportion of the assets it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve a Fund of any liability for federal income tax to the extent its income and gains are distributed to shareholders. To qualify as a regulated investment company, a Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (i) not more than 25% of the market value of a Fund's total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer or the securities of one or more of certain publicly traded partnerships and (ii) at least 50% of the market value of its total assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited to an amount not greater than 5% of the market value of its total assets and not greater than 10% of the outstanding voting securities of such issuer.

As a result of a Fund's non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The identification of the issuer of obligations depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

In addition, because of the relatively small number of issuers of municipal securities in North Dakota and Montana, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company that invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

A Fund will not invest 25% or more of its total assets in any industry. Governmental issuers of Municipal Securities are not considered part of an "industry." However, municipal securities backed only by the assets and revenues of non-governmental users will for this purpose be considered to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry and in taxable obligations of issuers in the same industry. In addition, each Fund may invest more than 25% of its net assets in industrial development bonds whose revenue sources are from similar types of projects, for example, education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer, industry or securities financing similar types of projects could have a significant effect on the Fund's performance.

Portfolio Turnover

A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise (and purchase in anticipation of a decline) in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

Regulatory Restrictions

Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

The Funds may engage in transactions in futures contracts and options on futures contracts. The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 ("Rule 4.5") promulgated under the Commodity Exchange Act, as amended (the "CEA"), by the Commodity Futures Trading Commission (the "CFTC"), under which each of these Funds is excluded from the definition of a "commodity pool operator." Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (i) makes the following disclosure in writing to each participant, whether existing or prospective; (ii) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (iii) files a notice of eligibility under Rule 4.5 with the National Futures Association ("NFA"). The required disclosure that each Fund is making in the Prospectus of the Funds, dated on or after the date of this SAI, is as follows:

Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA"), and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund's Board of Directors has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could develop between the interests of Fund shareholders and the interests of the Funds' investment advisers or principal underwriters, or affiliated persons of the Funds' investment advisers or principal underwriters.

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Investment Adviser or its affiliates as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Investment Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Investment Adviser's fiduciary duties, and the Investment Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

The Policy is applicable to the Funds' respective investment advisers and any subadviser to the Funds. Pursuant to the Policy, the Funds, the Investment Adviser and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Investment Adviser and the Funds:

Website and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityfunds.com (the "Website"). This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the Website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter-end. The Holdings Information posted on the Website and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and (i) may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed, and (ii) will contain appropriate disclaimers. The Investment Adviser will seek to post the Holdings Information on its public website in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year or on Form N-CSR(S) for the second and fourth quarter of the Funds' fiscal year. The Form N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (e.g., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

The Investment Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is as current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (1) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose (2) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public Internet site of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Funds ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception that will identify the legitimate business purpose for the disclosure and will provide a report to the Board of Directors for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Investment Adviser will not enter into any arrangement providing for the disclosure of Holding Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

MANAGEMENT OF THE FUNDS

Investment Adviser

Integrity Money Management, Inc. has been retained by each Fund under an investment advisory agreement (each, an "Investment Advisory Agreement") to act as each Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (the "Company"), a business corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for Integrity Fund of Funds, Inc., Integrity Managed Portfolios and The Integrity Funds. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703. See "Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds" above regarding certain anticipated transactions and how the Investment Adviser will be affected if they are completed.

The Investment Adviser furnishes each Fund with investment advice and supervises the management and investment program of each Fund. The Investment Adviser furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of a Fund and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Funds who are officers or directors of the Investment Adviser. All other charges and expenses, as more fully described under "Expenses of the Funds," are paid by the respective Fund.

For the management services and facilities furnished by the Investment Adviser, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.60% of the respective Fund's average daily net assets. The investment management fee is allocated proportionally between Class A and Class B shares of the Montana Fund.

For the three most recent fiscal years, the table below sets forth, for each Fund (1) the advisory fees the Investment Adviser was entitled to, (2) fees waived and expense reimbursements and (3) amounts paid net of expenses reimbursed and fees waived.

Fund	Fiscal Year End	$ Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	$ Paid Net of Fees Waived and Expense Reimbursements
Montana Fund	12/29/2006	$149,608	$91,598	$61,279
	12/31/2007	$131,101	$110,292	$20,809
	12/31/2008	$	$	$
ND Fund	12/29/2006	$104,205	$78,021	$31,647
	12/31/2007	$ 89,048	$98,059	$0
	12/31/2008	$	$	$

The Investment Adviser has contractually agreed to waive its management fee and reimburse expenses (other than extraordinary or non-recurring expenses and acquired fund fees and expenses) until [____________] so that the Funds' net annual operating expenses (excluding extraordinary or non-recurring expenses and acquired fund fees and expenses) do not exceed the following:

Montana Fund (Class A)%
Montana Fund (Class B)%
ND Fund (Class A)%

The Investment Advisory Agreement with each Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective Investment Advisory Agreement.

The Investment Advisory Agreement with each Fund continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party except in their capacity as directors of the Fund and by either the shareholders or the Board of Directors. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the Board of Directors or by a vote of a majority of the outstanding shares, or upon 90 days' written notice by the Investment Adviser, and will terminate automatically upon assignment.

As indicated under "Directors and Officers" below, (i) Peter A. Quist, a director and officer of each Fund, is also a director and officer of the Investment Adviser, and (ii) Robert E. Walstad, an officer, a director, and chairman of each Fund, is also a shareholder of the Company, and a member of his immediate family is a director of the Company.

Portfolio Manager

Mr. Monte Avery is the portfolio manager of the Funds and has responsibility for the day-to-day management of those portfolios. Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker, transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start its Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the Funds, and, effective in February 2000, the portfolio manager of the Funds. From January 1996 until September 2001 and September 2002 to present, he has been the portfolio manager for the Integrity Fund of Funds, Inc. He had also been a co-portfolio manager of the Kansas Municipal Fund, Kansas Insured Intermediate Fund, Nebraska Municipal Fund and Oklahoma Municipal Fund since January 1996. Mr. Avery became manager of these funds in February 2000 and has been manager of the Maine Municipal Fund and the New Hampshire Municipal Fund since December 2003.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. Mr. Avery's compensation is based on a fixed salary paid every other week. He is not compensated for client retention. In addition, the Company sponsors a 401(k) plan for all its employees. This plan is funded by employee elective deferrals and to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contributions up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

Each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Funds

The number of, and total assets in, all registered investment companies, other pooled investment vehicles, and other accounts overseen by, and dollar range of equity securities in the Funds beneficially owned by, Mr. Avery for the fiscal year ended December 31, 2008, are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets	Number	Total Assets	Number	Total Assets
Monte Avery		$___ Million	[None]	[None]	[None]	[None]

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

Name of Portfolio Manager	Beneficial Ownership of Equity Securities in the Funds Managed by the Portfolio Manager

Monte Avery	[None]

Directors and Officers

The Board consists of five directors (the "Directors"). These same individuals, unless otherwise noted, also serve as directors or trustees of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the three series of The Integrity Funds. Three Directors are not "interested persons" as defined under the 1940 Act (the "Independent Directors"). The remaining two Directors are "interested" (the "Interested Directors") for the reasons described below.

Independent Directors

The Independent Directors of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex (as described below) by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 2405 11th Ave, NW Minot, ND 58703 56	Director	Indefinite Since January 2006	Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc. (since January 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since January 2006).	12	Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave., SW Minot, ND 58701 73	Director	Indefinite Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc. (since April 1995); Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	12	First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 61	Director	Indefinite Since January 1999	Attorney, Maxson Law Office (since November 2002); Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. and Integrity Fund of Funds, Inc. (since January 1999); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	12	Vincent United Methodist Foundation; Minot Area Development Corporation

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and three series of The Integrity Funds.

Interested Directors and Officers

The Interested Directors and executive officers of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

Name, Address and Age
Position(s) Held
with Registrant
		Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[1]	Other Directorships Held Outside The Fund Complex
Robert E. Walstad[2,3] 1 N. Main St. Minot, ND 58703 64	Director, Chairman and Interim President	Indefinite Since Inception[3]

Director (September 1987 to February 2007), President (September 2002 to April 2003), CEO (September 2001 to February 2007), Integrity Mutual Funds, Inc.; Director, President and Treasurer, (August 1988 to February 2007), Integrity Money Management, Inc.; Director, President and Treasurer (August 1988 to September 2004), ND Capital, Inc.; Director, President and Treasurer (May 1989 to February 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer (January 1996 to August 2003), Integrity Funds Distributor, Inc.; Director (October 1999 to June 2003) Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (October 2002 to June 2003), ARM Securities Corporation; Director, CEO, Chairman (January 2002 to February 2007) and President (September 2002 to December 2004), Capital Financial Services, Inc.; Director and President (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc., (September 1998 to June 2003) Integrity Small-Cap Fund of Funds Inc.; President (January 1996 to July 2007) Integrity Managed Portfolios, (May 2003 to July 2007) The Integrity Funds, (January 1995 to July 2007) Integrity Fund of Funds, Inc., (January 1989 to July 2007) ND Tax-Free Fund, Inc. and (August 1993 to July 2007) Montana Tax-Free Fund, Inc.; Interim President (since March 2008), Integrity Managed Portfolios, The Integrity Funds, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc.; Director and Chairman (since January 1995) Integrity Fund of Funds, Inc., (since January 1989) ND Tax-Free Fund, Inc. and (since August 1993) Montana Tax-Free Fund, Inc.; Trustee, Chairman (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since May 2003), The Integrity Funds.

				12	Minot Park Board
Peter A. Quist[2] 1 N. Main St. Minot, ND 58703 74	Director, Vice President, and Secretary	Indefinite Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (August 1988 to August 2006), Integrity Fund Services, Inc., and Integrity Funds Distributor, Inc.; Vice President, ARM Securities Corporation (May 2000 to June 2003); Director, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and ND Tax-Free Fund, Inc.; Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since May 2003).

				3	None
Adam C. Forthun 1 N. Main St. Minot, ND 33	Treasurer	Indefinite Since May 2008

Fund Accountant (May 2003 to October 2005), Fund Accounting Supervisor (October 2005 to March 2008), Fund Accounting Manager (since March 2008), Integrity Fund Services, Inc.; Treasurer (since May 2008), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

				N/A	None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 38	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005

Fund Accounting Manager (May 1998 through October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) The Integrity Funds, Integrity Managed Portfolios, Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc.

				N/A	None

1The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and three series of The Integrity Funds.

2Directors who are "interested persons" of the Funds as defined in the 1940 Act. Mr. Quist is an interested person by virtue of being an officer of the Funds, an officer and director of the Investment Adviser and Integrity Funds Distributor, Inc. and a shareholder of the Company. Mr. Walstad is an interested person by virtue of being an officer of the Funds and a shareholder of the Company. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of the Company and Director, President and Treasurer of Integrity Money Management. In addition, from May 1988 until May 2008, a member of his immediate family was a director of the Company.

3At a Board meeting of each of the Funds held on July 26, 2007, Mr. Walstad resigned as President of each of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of each of the Funds effective July 26, 2007. Effective February 29, 2008, Mr. Anderson resigned as President of the Funds and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Funds. Mr. Walstad is also a Director and Chairman of each Fund.

The Board of Directors manages the business and affairs of each Fund and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Independent Directors are charged with, among other functions, recommending approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements to the Board. When considering approval of the existing advisory agreements, the Independent Directors evaluate the nature and quality of the services provided by the Investment Adviser, the performance of the Funds, the Investment Adviser's costs and the profitability of the agreements to the Investment Adviser, ancillary benefits to the Investment Adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Audit Committee consists of the three Independent Directors of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met _____ times during the Funds' fiscal year ending December 31, 2008.

The Governance and Nominating Committee consists of the three Independent Directors of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board. The Governance and Nominating Committee also takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter, and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2008, the Governance and Nominating Committee held _____ meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for Director nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Directors to the Board of Directors of a Fund, the Directors shall take into account any proposals for candidates that are properly submitted to the Fund's Secretary. Shareholders wishing to present one or more candidates for director for consideration may do so by submitting a signed written request to the Fund's Secretary at either the Montana Fund or the ND Fund (as applicable), Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The nomination must include the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of directors; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

In summarizing the above information, Messrs. Walstad, Backes, Maxson, and Stai are directors or trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser (representing 12 portfolios). Mr. Quist serves as director, vice-president and secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as vice-president and secretary to two open-end series investment companies advised by the Investment Adviser (representing 9 portfolios). Mr. Walstad serves as interim president and Mr. Forthun serves as treasurer, to five open-end series investment companies advised by the Investment Adviser (representing 12 portfolios).

Share Ownership in the Funds

For each Director, the dollar range of equity securities beneficially owned by the Director and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the Integrity family of investment companies are shown below for the calendar year ending December 31, 2008.

	Independent Directors			Interested Directors
	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Peter A. Quist[1]	Robert E. Walstad[1]
Dollar Range of Equity Securities in&
Montana Fund (Class A)	[None]	[None]	[None]	[None]	[None]
Montana Fund (Class B)	[None]	[None]	[None]	[None]	[None]
ND Fund (Class A)	[None]	[None]	[None]	[$50,001 to $100,000]	[None]
All Registered Investment Companies Overseen by Director in Family of Investment Companies (Aggregate)	[$1 to $10,000]	[$10,001 to $50,000]	[$10,001 to $50,000]	[$10,001 to $50,000]	[$50,001 to $100,000]

1Mr. Quist is considered to be an Interested Director by virtue of being an officer of the Funds, an officer and director of the Funds' investment adviser and principal underwriter, and a shareholder of the Company. Previously, Mr. Walstad was considered to be an Interested Director by virtue of being an officer and director of the Funds' Investment Adviser, an officer of the Funds, and a shareholder of the Company. Effective February 1, 2007 Mr. Walstad retired from his roles as an officer and director of the Company and of the Funds' Investment Adviser and, effective July 26, 2007, from his role as President of the Funds. However, he is a shareholder of the Company and, since March 2008, has been Interim President of the Funds. In addition, from May 1988 until May 2008, a member of his immediate family was a director of the Company.

As of December 31, 2008, no Independent Director or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Directors

Directors who are not an "interested person" of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $15,000 for service as director or trustee, as the case may be, on the boards of the funds in the complex. Mr. Quist and Mr. Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds for serving as trustees or directors (as applicable); however, Mr. Walstad receives compensation from the Funds for serving as Interim President. In addition to the Funds, the Directors (other than Mr. Quist) are also directors or trustees of three additional open-end investment companies advised by the Investment Adviser (representing 10 additional portfolios) and Mr. Quist is a director of one additional open-end investment company advised by the Investment Adviser (representing one additional portfolio). The annual fee paid to the directors and trustees are allocated among the funds in the complex (which includes the three funds of the Integrity Mutual Funds family, the six series of Integrity Managed Portfolios and the three series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of that fee is allocated among the funds on the basis of their relative net asset values.

The following table sets forth compensation paid by each Fund to each of the Directors of the Funds and total compensation paid to each Director for the fiscal year ended December 31, 2008. The Funds have no retirement or pension plans.

	Jerry M. Stai	Orlin W. Backes	R. James Maxson	Peter A. Quist	Robert E. Walstad	Totals
	Independent Directors			Interested Directors
	Director	Director	Director	Director, Vice President and Secretary	Director, Chairman and Interim President
Aggregate[1] Compensation From...
Montana Fund	$	$		$$0.00	$0.00	$
ND Fund	$	$		$$0.00	$0.00	$
Total Compensation from Fund and Fund Complex[2]	$15,000.00	$15,000.00	$15,000.00	$0.00	$0.00	$45,000.00

1Based on the compensation paid to the Directors for the fiscal year ended December 31, 2008, for services to the respective Fund.

2 Based on the compensation paid to the Directors (other than Mr. Quist) for the fiscal year ended December 31, 2008, for services to the Funds and three other open-end funds representing, in the aggregate, fifteen portfolios advised by the Investment Adviser, including Integrity Fund of Funds, Inc., the six series of Integrity Managed Portfolios and six series of The Integrity Funds (including the Integrity Health Sciences Fund, the Integrity Technology Fund and the Integrity Total Return Income Fund, which were part of The Integrity Funds until they were liquidated on April 25, 2008, April 25, 2008, and June 20, 2008, respectively). (Mr. Quist provided services to the Funds and the Integrity Fund of Funds, Inc.)

Control Persons and Principal Holders of Securities

As of _________, 2009, to the best knowledge of the respective Fund, no person owned sufficient shares to be deemed to control the Fund. For purposes of the foregoing, "control" means (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

As of _________, 2009, the officers and Directors owned, as a group, less than 1% of the shares of each Fund.

To the best knowledge of the respective Funds, as of _________, 2009, except as set forth below, no persons owned, of record or beneficially, 5% or more of the outstanding shares of the Funds:

Montana Fund, Class A Shares
Name	Address	Percentage Ownership

Custodian

Wells Fargo Bank, NA, Trust & Custody Solutions (the "Custodian"), 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Transfer Agent, Fund Accounting Service Provider and Administrator

Integrity Fund Services, Inc. ("Integrity Fund Services"), a wholly-owned subsidiary of the Company, a North Dakota corporation affiliated with the Investment Adviser and Integrity Funds Distributor, Inc., provides each Fund with transfer agent, accounting and administrative services. Integrity Fund Services is located at 1 Main Street North, Minot, North Dakota 58703. See "Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds" above regarding certain anticipated transactions and how Integrity Fund Services will be affected if they are completed.

Transfer Agent

As transfer agent (in such capacity the "Transfer Agent"), Integrity Fund Services is responsible for, among other things, administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer and redemption or repurchase (including coordination with the Custodian) of shares. For its transfer agency services, each Fund pays Integrity Fund Services each month an asset-based fee with a minimum of $2,000 per month, and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged for each additional share class.

Accounting Service Provider

Integrity Fund Services also provides accounting services for each Fund, for which each Fund pays at the end of each calendar month a flat fee plus an asset-based accounting services fee and reimburses Integrity Fund Services for certain out-of-pocket expenses. An additional minimum fee is charged by Integrity Fund Services for each additional share class.

Administrator

As administrator for the Funds, Integrity Fund Services manages all aspects of a Fund's operations except those provided by other service providers. For administrative services, each Fund pays to Integrity Fund Services at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses Integrity Fund Services for certain out-of-pocket expenses.

For the fiscal year ends noted, the Funds paid to Integrity Fund Services the following amounts for services provided:

Fund	Fiscal Year End	Accounting Fees	Transfer Agency Fees	Administrative Fees*
Montana Fund	12/29/2006	$42,384	$44,764	$8,993
	12/31/2007	$41,008	$49,717	$33,329
	12/31/2008	$	$	$
ND Fund	12/29/2006	$38,583	$33,582	$7,500
	12/31/2007	$37,504	$35,699	$30,083
	12/31/2008	$	$	$

*As of October 1, 2006, Integrity Fund Services began charging the Funds administrative fees.

Independent Accountants

The Funds' independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax return, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the respective Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as counsel for the Funds.

Distributor

Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor"), a subsidiary of the Company, is the principal distributor of the Funds' shares in a continuous public offering. Integrity Funds Distributor is located at 1 Main Street North, Minot, North Dakota 58703. Integrity Funds Distributor sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Funds. Integrity Funds Distributor may act as such a Dealer. See "Important Information Regarding Certain Anticipated Transactions and Reorganizations of the Funds" above regarding certain anticipated transactions and how Integrity Funds Distributor will be affected if they are completed.

Under the terms of each Distribution Agreement between the respective Fund and Integrity Funds Distributor, Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. Integrity Funds Distributor pays a sales commission to dealers as set forth in the Prospectus. Integrity Funds Distributor may also pay service fees applicable to Class A shares and, with respect to the Montana Fund, Class B shares, to dealers for providing personal service and/or account maintenance to Class A and, with respect to the Montana Fund, Class B shareholders, respectively. See "Distribution and Service Plans (12b-1 Plans)" for additional information.

For each Fund, Class A shares are sold subject to an up-front sales charge. Integrity Funds Distributor retains the full applicable up-front sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus, to Authorized Dealers (as defined below under "Distribution and Service Plans (12b-1 Plans)"). With respect to the Montana Fund, Class B shares are sold at net asset value, but are subject to a Contingent Deferred Sales Charge ("CDSC"). Integrity Funds Distributor receives any CDSCs imposed on redemptions of Class B shares. In addition, Integrity Funds Distributor receives any Rule 12b-1 distribution or service fees applicable to Class A and, with respect to the Montana Fund, Class B shares for services and expenses incurred in connection with the distribution of shares. For a description of such compensation, see "Distribution and Service Plans (12b-1 Plans)."

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	12/29/06	12/31/07	12/31/08	12/29/06	12/31/07	12/31/08
Montana Fund	$7,052	$5,916	$_____	$1,219	$1,037	$_____
ND Fund	$1,642	$3,524	$_____	$291	$597	$_____

The following table sets forth the amount of underwriting commissions, compensation on redemptions, brokerage commissions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Montana Fund	$	$	$	$
ND Fund	$	$	$	$

*The Distributor received this amount under the 12b-1 plan of the respective Fund.

Each Distribution Agreement must be approved at least annually by the respective Fund's Board of Directors and a vote of a majority of such Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related thereto or in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to such Fund without penalty on 60 days' written notice, by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, or on 90 days' written notice by Integrity Funds Distributor.

As noted, Integrity Funds Distributor will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended. Integrity Funds Distributor may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds ("Integrity funds") distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity funds, including costs associated with educating a firm's financial advisers about the features and benefits of the Integrity funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisers and shareholders about the Integrity funds.

[In fiscal year 2009, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab
Fiserv
Morgan Stanley
Raymond James
RBC Dain Raucher
UBS
National Financial Services
Piper Jaffray
Edward Jones
Pershing
CitiGroup
Prudential Financial]

CODE OF ETHICS

With respect to each Fund, the Investment Adviser, Integrity Funds Distributor, and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the code.

DISTRIBUTION AND SERVICE PLANS (12b-1 PLANS)

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class A shares will be subject to an annual service fee. The 12b-1 plan for the Montana Fund also provides that Class B shares will be subject to an annual distribution and service fee. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution Agreement with the Distributor.

The 12b-1 fee applicable to Class B shares under the Montana Fund's Plan (the "Class B 12b-1 Fee") will be payable to reimburse Integrity Funds Distributor for services and expenses incurred in connection with the distribution of Class B shares. These expenses include sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect ("Authorized Dealers"), including Integrity Funds Distributor, who are brokers of record with respect to the Class B shares of the Montana Fund, as well as, without limitation, costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; expenses of printing and distributing prospectuses, statements of additional information and reports of the Montana Fund to persons other than shareholders of such Fund; expenses of preparing printing and distributing advertising and sales literature; costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that such Fund may from time to time deem advisable; and reasonable compensation for Integrity Funds Distributor's services and other expenses, including allocable overhead expenses, such as salaries, rent and printing and communications. The Montana Fund may also use a portion of this fee to compensate Authorized Dealers for providing services to Class B shareholders of such Fund, as noted below.

The Montana Fund may spend up to 0.75 of 1% per year of the average daily net assets of such Fund's Class B shares as a distribution and service fee. Integrity Funds Distributor may use a portion of this fee to pay an annual service fee of up to 0.25 of 1% per year of the average daily net assets attributable to the Class B shares to dealers for providing personal services and/or maintenance of shareholder accounts.

Each Fund may spend up to 0.25 of 1% per year of average daily net assets of Class A shares (the "Class A 12b-1 Fee") (the ClassB 12b-1 Fee (if applicable) and Class A 12b-1 Fee are collectively referred to as the "12b-1 Fee") as a service fee to compensate Authorized Dealers, including Integrity Funds Distributor, for personal services and/or maintenance of shareholder accounts. These services may include: answering routine inquiries regarding the Funds; assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions; office space and telephone facilities; and providing any other shareholder service not provided by the Funds' transfer agent and for which service fees may be paid.

The service fee payable to Authorized Dealers is based on the average daily net assets of the respective class of the Fund which are attributable to shareholders of such Fund for whom the dealer is designated the dealer of record. The "average daily net assets" attributable to the shares in a shareholder account means the product of (i) the average daily share balance of the account and (ii) the Fund's average daily net asset value per share. Such payments may be suspended or modified by Integrity Funds Distributor at any time and are subject to the continuance of the Fund's Plan.

During periods of substantial sales of shares, the commissions paid by Integrity Funds Distributor to dealers may, together with other distribution expenses, exceed the amount of Plan payments it receives. In other periods, the payments under the Plan may exceed the amount of commissions and other distribution expenses paid by Integrity Funds Distributor, which has the effect of reimbursing Integrity Funds Distributor for distribution expenses incurred in prior periods. Payments made to Integrity Funds Distributor under the Plan are not dependent upon expenses incurred, and in any given year Integrity Funds Distributor may have fewer expenses than the amount of the payments, thus creating a "profit." Accordingly, the Plan compensates Integrity Funds Distributor regardless of its expenses.

Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in the related Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each Fund's Plan may be terminated at any time with respect to a Fund or, with respect to the Montana Fund, with respect to a class of shares, by vote of majority of the Qualified Directors of the Fund or by vote of a majority of the outstanding shares of the affected class. If the Fund's Plan is terminated and not continued, Integrity Funds Distributor is not legally entitled to any payment for amounts expended but not yet recovered. However, the Board of Directors of the respective Fund reserves the right to make payments to Integrity Funds Distributor notwithstanding a termination or non-continuance. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to Class A or, with respect to the Montana Fund, Class B shares would require approval by a majority of the outstanding voting shares of the affected class of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Directors of such Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose. Each Fund's Plan further provides that as long as the respective Fund's Plan remains in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the disinterested Directors then in office. It is expected that payments made under a Plan will serve to encourage Integrity Funds Distributor and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders. The table below provides the fees paid by Shares of the Funds, under the Plan, net of waivers, for the period indicated.

	12b-1 Fees Paid (After Waivers) for the Fiscal Year Ended 12/31/2008	Fees Waived by Distributor
Montana Fund (Class A)	$	$
Montana Fund (Class B)	$	$
ND Fund (Class A)	$	$

The 12b-1 fees paid by the Funds during the fiscal year ended December 31, 2008 were spent toward expenses including:

	Advertising & Promotion	Compensation to Dealers (including Commissions and Service Fees)	Compensation to Sales Personnel and Payroll Taxes	Distribution Related Overhead	Absorbed by the Distributor*
Montana Fund (Class A)	$	$	$	$	$
Montana Fund (Class B)	$	$	$	$	$
ND Fund (Class A)	$	$	$	$	$

*The difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of December 31, 2008 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years.

	Dollar Amount	Percentage of Fund Net Assets
Montana Fund (Class A)	$	%
Montana Fund (Class B)	$	%
ND Fund (Class A)	$	%

The Investment Adviser and Integrity Funds Distributor are subsidiaries of the Company. Peter A. Quist is a director and vice president of the Company, and a Director and officer of the Funds, the Investment Adviser and Integrity Funds Distributor. Robert A. Walstad is a Director and officer and chairman of the Funds. Please see "Directors and Officers" for additional information. Both Messrs. Walstad and Quist are shareholders of the Company, and accordingly, may indirectly benefit from the payment of 12b-1 fees by the Funds to Integrity Funds Distributor.

Integrity Funds Distributor may make payments at its own expense to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of the Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA"). Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Your dealer can provide you with additional information about any payments it receives from that Distributor and any services provided.

PROXY VOTING POLICIES

The Board of Directors has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. The Directors will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser normally votes in accordance with corporate management's recommendations on matters including: uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters. The Investment Adviser normally votes against management's recommendations on matters such as proposals that would reduce the rights or options of shareholders; that would reduce the value of shareholders' investments; poison pills or provisions requiring supermajority approval of mergers; and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management's recommendations as it deems appropriate. The Investment Adviser may occasionally abstain from voting when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser normally will refrain from voting the proxies giving rise to conflict, until the Directors, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, is available without charge, upon request, by calling 800-276-1262, on the SEC's website at www.sec.gov or at the Funds' website at www.integrityfunds.com.

PORTFOLIO TRANSACTIONS

Allocation of portfolio brokerage transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. In executing transactions for a Fund and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek the best overall terms available. While the Investment Adviser generally seeks to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser is authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including: (1) the market impact of the trade, (2) the broker or dealer's execution capabilities, (3) the size of the transaction, (4) the difficulty associated with executing the transactions, (5) the operational facilities of the broker or dealer, (6) the risk to the broker or dealer of positioning a block of securities, (7) brokerage service arrangements made available by the broker or dealer, and (8) research, brokerage and other services provided by the broker or dealer (as described below). The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, unaffiliated brokers who provide supplemental investment research, statistical or other services to the Investment Adviser may receive orders for transactions by a Fund. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Municipal bonds, notes and short-term securities in which a Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in Municipal Securities will be effected on a principal (as opposed to an agency) basis and does not expect to pay any brokerage commissions on such transactions. Purchases may be made from distributors, dealers or issuers. A Fund's cost of portfolio securities transactions will consist primarily of dealer or distributor spreads. The Funds may also pay mark-ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds' futures and options transactions, if any.

In effecting purchases and sales of the Funds' portfolio securities, the Investment Adviser and the Funds may place orders with and pay brokerage commissions to brokers affiliated with the Funds, the Investment Adviser, Integrity Funds Distributor or selected dealers participating in the offering of the Funds' shares. Subject to rules adopted by the SEC, each Fund may also purchase municipal securities from other members of underwriting syndicates of which Integrity Funds Distributor or other affiliates of the Funds are members.

The table below reflects the aggregate amount of brokerage commissions paid by the Funds (including brokerage commissions paid to brokers affiliated with the Funds, the Investment Adviser and Integrity Funds Distributor) for the periods indicated.

	Commissions Paid for Fiscal Year Ended
	12/29/06	12/31/07	12/31/07
Montana Fund	$0	$0	$
ND Fund	$0	$0	$

The Board of Directors will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares and, with respect to the Montana Fund, Class B shares, as described below.

Class A Shares

With respect to each Fund, you may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.25% of the average daily net assets of Class A shares of the Fund. The example below explains the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on December 31, 2008, of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Net Asset Value per Share	Per Share Sales Charge[1]	Per Share Offering Price to the Public	Shares Outstanding[2]
Montana Fund	$	$	$	$
ND Fund	$	$	$	$

1The Per Share Sales Charge for the Funds is 4.25% (4.44% of net asset value per share).

2Class A shares outstanding as of December 31, 2008

Each Fund receives the entire net asset value of all Class A shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or that participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sales. See also "Distributor" for additional information regarding fees paid to broker-dealers and others.

Reduction of Up-Front Sales Charges on Class A Shares

Letters of Intent

An investor may immediately qualify for a reduced sales charge on Class A shares by stating his or her intention to invest in Class A shares of one or more of the funds in the Intregrity family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds' Prospectus under "The Shares Offered—Class A Shares" and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Fund Family") to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

(a)	The Investor's current purchase of shares in the Fund Family; and
(b)	The cumulative cost of shares purchased or the current market value of the shares of the Fund Family held by the Investor, whichever is greater.

For example, if the Investor owned Fund Family shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Fund Family shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective fund in the Fund Family with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the funds in the Fund Family.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount program or letter of intent program, you can buy Class A shares without an initial sales charge. However, for shares purchased on or after September 1, 2007 (whether as a lump sum or pursuant to the letter of intent program or otherwise) you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions), and for shares purchased prior to September 1, 2007, you may be subject to a 1% CDSC on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Group Program

Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of Class A shares together with (ii) the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

(a)	The administrator of an investor's investment program must have entered into an agreement with Integrity Funds Distributor.
(b)

Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

(c)

Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Waivers of Up-Front Sales Charges on Class A Shares

Each Fund may sell Class A shares without an up-front sales charge to:

•

Directors, trustees, officers, and employees (including retirees) of the Funds, the other funds of the Integrity family of funds and of Integrity Mutual Funds, Inc. and its subsidiaries, for themselves or their spouses, children or parents and parents of spouses; or trusts, pension, profit-sharing, or other plans for the benefit of such persons;

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and
•	Any broker-dealer, financial institution, or other qualified firm that does not receive commissions for selling shares to its clients.

The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Class B Shares—Montana Fund Only

You may purchase Class B shares of the Montana Fund at the applicable net asset value per share without any up-front sales charge next determined after an order and payment are received in proper form. Since Class B shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B shares. Class B shares are subject to an annual distribution and service fee to compensate Integrity Funds Distributor for its costs in connection with the sale of Class B shares and to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. Please refer to the "Distribution and Service Plans (12b-1 Plans)" section for additional information. Dealer compensation applicable to the Class B shares is described in the Prospectus.

You may be subject to a CDSC if you redeem your Class B shares within five years after purchase. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. The Montana Fund may also sell Class B shares to certain investors without a CDSC. See "Redemptions—Contingent Deferred Sales Charges—Montana Fund" for additional information.

Class B shares will automatically convert to Class A shares approximately eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. The conversion will be based on the relative net asset values of the two classes on the fifteenth day of the month in which the eighth anniversary of the issuance of Class B shares occurs. Or, if the anniversary occurs after the fifteenth, the conversion will be based on the relative net asset value per share of the two classes on the fifteenth day of the following month. If the fifteenth is not a business day, the conversion will be effected on the first business day following the fifteenth. However, when introducing the conversion feature, Class B shares outstanding on January 7, 2000, that had been held for eight years or more after purchase were converted effective January 18, 2000. If a shareholder effected an exchange into Class B shares from a fund advised or underwritten by Integrity Money Management or Integrity Funds Distributor and the shares of the original fund are subject to a CDSC, the holding period of the original investment will be counted toward the eight-year period.

In addition, Class B shares acquired through reinvestment of distributions will convert to Class A shares in accordance with the following procedure. First, the ratio of Class B shares eligible to be converted divided by the total amount of Class B shares in the shareholder's account will be determined. This ratio multiplied by the amount of Class B shares acquired from reinvested dividends and distributions equals the amount of such Class B shares that will be converted. Further, if after the conversion, the shareholder has 50 or less Class B shares remaining in his or her account, such shares will also be converted to Class A shares. Class B shares that are converted to Class A shares will remain subject to an annual service fee of up to 0.25 of 1% of the average daily net assets attributable to the Class A shares. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through an automatic investment program. The minimum initial investment is $50. With the Monthomatic Investment Plan (the "Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House ("ACH") debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. Please refer to the "Systematic Investing—the Monthomatic Investment Plan" section of the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under "Special Services—Exchanging Shares," each Fund offers an exchange privilege that permits a shareholder in a Fund to exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge (if any) originally paid with respect to the exchanged shares.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Fund will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds and your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem shares. All registered owners must send a signed letter of instruction to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. If the amount to be redeemed exceeds $100,000, a signature guarantee is required. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, with a signed certificate or duly endorsed stock power accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent that has a sales agreement with the Transfer Agent and from which the Prospectus was received, which dealer or agent may fax, mail or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value per share next determined after the Transfer Agent receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

Payment for shares redeemed may also be done through the ACH network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Contingent Deferred Sales Charges—Montana Fund

Except as otherwise provided below, a CDSC is imposed if a shareholder of the Montana Fund redeems Class B shares purchased within the preceding five years. Class B shares acquired by reinvestment of dividends may be redeemed without a CDSC even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a CDSC. Subject to the foregoing exclusions, the amount of the charge is determined based on the lower of the redeemed shares' cost or net asset value at the time of redemption and will depend on the number of years the dollar amount being redeemed was invested, according to the following table:

Number of Years Since Redemption Amount was Invested	1	2	3	4	5	More than 5
Percentage of Contingent Deferred Sales Charge	4.0%	4.0%	3.0%	2.0%	1.0%	No Charge

If the initial amount of purchase of Class B shares is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase. In addition, purchases totaling $1 million or more made within 13 months of the initial purchase date qualify for this exception, provided that the purchaser notifies the Montana Fund in writing at the time of the initial purchase of his or her intent to purchase $1 million or more within 13 months and subsequently satisfies this condition. Any shares purchased and sold within the 13-month period will be deducted in computing total purchases, and the charge applies for one year after purchases total a minimum of $1 million.

All purchases are considered made on the trade date. In determining whether a CDSC is payable on any redemption, the Montana Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Montana Fund account due to capital appreciation and then will redeem Class B shares held for the longest period. This will result in a shareholder paying the lowest possible CDSC rate. Upon receipt of a request for redemption, Class B shares will be redeemed by the Montana Fund at the net asset value per share next determined following receipt of a properly executed request with any required documents, less any applicable CDSC.

The following example illustrates the operation of the CDSC. Assume that you own 1,000 Class B shares of the Montana Fund that you purchased six years ago, 1,000 shares acquired by reinvesting distributions, 1,000 shares that you purchased two years ago at $10 each, and 1,000 Class B shares that you purchased one year ago at $10 each. Also assume that the Class B shares now have a net asset value equal to $20 each. You may redeem the 2,000 Class B shares that you have owned for six years or acquired by reinvesting distributions without paying a CDSC. Appreciation on the Class B shares you bought in the last two years equals $20,000 (the $10 increase in net asset value times 2,000 shares), $10,000 of which is attributed to each of the two years. Because the $20,000 of appreciation is equivalent to 1,000 Class B shares at the assumed current net asset value of $20 per share, you may redeem 1,000 more Class B shares without paying a CDSC. If you redeem 3,500 Class B shares, you would have a CDSC on 500 of those shares. The Montana Fund would treat these 500 redeemed Class B shares as representing a redemption of the $10,000 investment that you made two years ago. Based on the assumed net asset value of $20 per share, you would pay a CDSC equal to $400 (500 Class B shares times $20 per share times the applicable rate of 4.0%). If in the same year you redeemed your remaining 500 shares, the Montana Fund would treat this as a redemption of your $10,000 investment made one year ago, applying a charge at the rate of 4.0%.

The Montana Fund may sell Class B shares without a CDSC to:

•

Directors, trustees, officers, and employees (including retirees) of the Funds, the other funds of the Integrity family of funds and of Integrity Mutual Funds, Inc. and its subsidiaries, for themselves or their spouses, children, or parents and parents of spouses; or trusts, pension, profit-sharing, or other plans for the benefit of such persons;

•	Authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and
•	Any broker-dealer, financial institution, or other qualified firm that does not receive commissions for selling shares to its clients.

The elimination of the CDSC for redemptions by certain classes of persons is provided because of anticipated economies in scales and sales related efforts. Integrity Funds Distributor receives the entire amount of any CDSCs assessed. The Montana Fund receives the net asset value of Class B shares sold.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the New York Stock Exchange ("NYSE") is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;
•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; and
•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund's portfolio securities. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Funds reserve the right to redeem in-kind, that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Plan

A shareholder who owns shares with an aggregate value of $5,000 or more of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually or annually. Sufficient shares will be redeemed from the investor's account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Participation in the program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see "Systematic Withdrawal Program" in the Prospectus.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The NAV per share of each Fund is determined by Integrity Fund Services as of the close of regular trading of the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day that the NYSE is open for trading.

Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and
•

short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

These prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Board of Directors, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Directors believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Directors. When market quotations are not readily available (which is usually the case for municipal securities), invalid or unreliable, or when a significant event occurs, Integrity Fund Services establishes the fair market value pursuant to procedures approved by the Board of Directors. In establishing fair value, Integrity Fund Services considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. Integrity Fund Services may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by Integrity Fund Services and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors and periodically by the Board of Directors.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund. Shared expenses of the Fund are allocated in proportion to the total net assets of each respective Fund.

DIVIDENDS

All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year around the end of the Fund's fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

Income and capital gains dividends, if any, of a Fund will be credited to shareholder's accounts in full and fractional of such Fund shares at NAV on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash. Please refer to "Distributions - Reinvestment Options" in the Prospectus for a description of the dividend payment options available to shareholders.

Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, as of the day following the last day of the month.

A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current NAV. If the shareholder has a zero balance, the Transfer Agent will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, the Transfer Agent will then issue a new check.

Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account. A signature guarantee is only required if the check will be issued payable to a person or address other than the person or address under which the shares are registered.

TAXATION OF THE FUNDS

The Funds intend to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government securities, securities of other regulated investment companies, cash and cash items, as defined in the Code) that exceed 5% of the Fund's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (other than U.S. Government securities or the securities of other regulated investment companies) may not exceed 25% of a Fund's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of a Fund's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in a Fund will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Fund's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of a Fund and consequently a greater degree of fluctuation of the Fund's net asset value, because the Fund will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

Federal Income Taxes

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of its calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Based on information provided by the Funds, each Fund has capital loss carry-forwards for tax purposes that, as of December 31, 2008, amounted to:

Montana Fund	$
ND Fund	$

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, including any dividends attributable to tax-exempt interest income earned by the Fund.

The remainder of this discussion is based on the assumption that each Fund will qualify at all times as a regulated investment company.

Distributions

If, at the close of each quarter of the taxable year of a Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities, then such Fund is authorized to pay exempt-interest dividends to its shareholders. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) properly designated by the Fund in a written notice mailed to its shareholders within 60 days after the close of its taxable year. The maximum amount of dividends for a year that a Fund may designate as exempt-interest dividends is equal to its net tax-exempt interest earned from municipal securities for such year. Each Fund intends to invest in sufficient municipal securities so that it will qualify to pay exempt-interest dividends to its shareholders and to provide timely notice to its shareholders of the portion of its dividends that so qualify.

Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of certain of the bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is generally applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash.

Insurance proceeds received by a Fund under any insurance policies which represent maturing interest on defaulted obligations held by the Fund will be excludable from federal gross income if and to the same extent as such interest would have been so excludable if paid by the issuer of the defaulted obligation, provided that at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligation, rather than the insurer, will pay debt service on the bonds.

The market discount rules of the Code apply to tax-exempt municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Fund pays for municipal securities. Market discount is taxable as ordinary income. Market discount that accretes while a Fund holds a municipal security is recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, is taxable to shareholders as ordinary income.

For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

Exempt-interest dividends received by a shareholder which are not attributable to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceed certain base amounts. Exempt-interest dividends from the Fund are still excluded from gross income to the extent described above; they are however included in the calculation of whether a recipient's income exceeds certain established amounts.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Fund.

Dividends paid out of the Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Because the Funds invest in debt securities rather than stock of corporations, it is anticipated that none or only a small portion of the Fund's distributions paid to individual shareholders will be qualified dividend income eligible for taxation at long-term capital gain tax rates.

Because the Funds do not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the dividends received deduction, any corporate shareholder who otherwise would qualify for the dividends received deduction should assume that dividends paid to it out of the Fund generally will not qualify for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares.

Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder receives an exempt-interest dividend from a Fund and sells his or her share at a loss after holding it for six months or less, the loss will be disallowed to the extent of the amount of the exempt-interest dividend. Any loss (to the extent not disallowed as described in the prior sentence) realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares. In addition, a shareholder cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a "load charge") in computing gain or loss on the sale of shares of a Fund if the shareholder sells such shares within 90 days of the date the shares are acquired and the shareholder obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge. (However, such charges shall be treated as incurred in connection with the reinvestment in the shares and will be included in the adjusted basis of such shares.)

Nature of Fund's Investment

Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Fund's transactions in futures contracts and options on futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Special U.S. tax certification requirements apply to non-U.S. investors. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Transactions

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Non-U.S. Investors

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income, generally not including exempt-interest dividends, will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, generally not including exempt-interest dividends, and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

State Taxes

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes. This discussion is based on state laws as enacted and construed on the date of this SAI and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisers with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Montana Fund

You may exclude any exempt-interest dividends paid to you by the Montana Fund from your taxable income for purposes of the personal income tax imposed by the State of Montana on individuals, estates and trusts, if the dividends can be excluded from gross income for federal income tax purposes and if they are attributable to interest on: (i) obligations of the State of Montana or its counties, municipalities, districts or other political subdivisions; or (ii) obligations of possessions of the United States that are exempt from state taxation under federal law.

Distributions from the Montana Fund, including exempt-interest dividends, may be subject to the Montana corporate license and income taxes when paid to shareholders subject to those taxes.

ND Fund

As long as the ND Fund provides certain required information to the North Dakota tax commissioner in each year, individuals, estates and trusts may exclude exempt-interest dividends from the ND Fund from taxable income for purposes of the North Dakota personal income tax if they can be excluded from gross income for federal income tax purposes and are attributable to interest earned on: (i) obligations of the State of North Dakota or its political subdivisions; or (ii) obligations of possessions of the United States that are exempt from state taxation under federal law.

Distributions from the ND Fund, including exempt-interest dividends, may be subject to the North Dakota income tax imposed on corporations and the North Dakota tax imposed on the income of financial institutions when paid to shareholders subject to such taxes.

ORGANIZATION AND SHARE ATTRIBUTES

Each Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue multiple classes and one series, with a par value of $.001 per share. The ND Fund was incorporated on October 7, 1988, and the Montana Fund was incorporated on April 15, 1993. The ND Fund is authorized to issue a total of 100,000,000 shares and the Montana Fund is authorized to issue a total of 200,000,000 shares.

Each Fund has established four classes designated Class A, Class B, Class C and Class R shares, but the Montana Fund is publicly offering only Class A and Class B shares and the ND Fund is publicly offering only Class A shares. Each class of shares of the Montana Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects (including equal rights as to voting, redemption, dividends and liquidation) except that: (i) each class bears its own class expenses, including distribution and administration expenses; (ii) each class has exclusive voting rights with respect to any matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes, such differences relating to eligible investors as may be set forth in the Funds' Prospectus or SAI from time to time; (iii) the designation of each class of shares; and (iv) any conversion or exchange features. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the classes of shares for the Montana Fund. There are no conversion, preemptive or other subscription rights, except that, with respect to the Montana Fund, Class B shares automatically convert into Class A shares as described above under "Purchase and Redemption of Shares—Class B Shares—Montana Fund Only." The Boards of each Fund have the right to establish additional classes in the future, to change those classes and to determine the preferences, voting powers, rights and privileges thereof.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses include distribution and service fees. The expenses to be borne by specific classes of shares may include: 12b-1 distribution fees and service fees; expenses associated with the addition of share classes to a Fund (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares); expenses of administrative personnel and services required to support the shareholders of a specific class; litigation or other legal expenses relating to a specific class of shares; directors' fees or expenses incurred as a result of issues relating to a specific class of shares; and accounting expenses relating to a specific class of shares. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable.

Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.

Shareholder Meetings

It is uncommon for a Fund to hold regular meetings of shareholders. Each Fund's bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the President or Secretary of the Fund if a regular meeting of shareholders has not been held during the earlier of: (i) six months after the fiscal year end of the corporation; or (ii) fifteen months after its last meeting. Within thirty days after receipt of the demand by one of those officers, the Board must cause a regular meeting of shareholders to be called and held at the expense of the Fund on notice no later than ninety days after receipt of the demand. If the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the respective Fund.

In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the 1940 Act; however, each Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

EXPENSES OF THE FUNDS

The expenses of each Fund are deducted from its respective total income before dividends are paid. These expenses include, but are not limited to: organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; SEC fees and state securities laws fees; charges of custodians, transfer agents and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports; costs of meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses. In addition, each Fund pays 12b-1 fees pursuant to the terms of a Distribution and Service Plan adopted under Rule 12b-1 of the 1940 Act.

FINANCIAL STATEMENTS

The audited financial statements for the Funds' most recent fiscal year appear in each Fund's respective annual reports, which are incorporated by reference. The annual reports are available without charge by calling 800-276-1262.

APPENDIX A—STATE FACTORS

[To be updated]

Because the Funds primarily purchase municipal bonds from a specific state, each Fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers as well as from other publicly available documents and statements and has not been independently verified by the Funds. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the dates indicated. Furthermore, the state information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of issuers of municipal securities, could affect or could have an adverse impact on the financial condition of a state and its various agencies and political subdivisions (or U.S. territories and possessions). Integrity Money Management is unable to predict whether or to what extent such factors or other factors may affect issuers of municipal securities in which a Fund invests, the market value or marketability of these municipal securities or the ability of the respective issuers of the municipal securities acquired by a Fund to pay interest on or principal of the municipal securities.

Factors Pertaining to Montana

Montana's economy continues to grow at a high rate. The current estimated growth rate for Montana's economy in calendar year 2007 is estimated at over 4 percent and this trend is expected to continue through 2008. Montana's economic base remains concentrated in agriculture, mining, wood products and other manufacturing, nonresident travel, and government. This continued high growth rate is reflected in a strong state financial position for fiscal year 2007 and the related increases in various sectors of Montana's economy. Montana's income tax revenues increased primarily as a result of this internal income growth. Montana corporate income tax revenues also increased due to increased overall profits of intrastate and interstate corporations.

Montana's wheat yields were down in fiscal year 2007. Winter wheat yields were an exception, rising to 83.2 million bushels, 1 percent higher than the fiscal year 2006 level. Spring wheat yields reached 55.2 million bushels, down 13 percent from the fiscal year 2006 level.

With an estimated 2.3 million head, Montana again ranked twelfth in the U.S. cattle and calf industry in calendar year 2006. Montana's 2006 receipts from cattle sales exceeded $1.1 billion.

As of the end of calendar year 2006, Montana's manufacturing sector improved slightly for a third year. Employment in this industry increased, with over 27,000 workers employed at the end of calendar year 2006, as compared to 25,000 workers at the end of calendar year 2005. Employee earnings in the manufacturing industry increased to over $1.2 billion in calendar year 2006. The manufacturing sector accounted for 20 percent of Montana's economic base. Production, sales and earnings were up in 2006. Factors limiting growth in Montana's manufacturing industry included high energy prices, labor availability, raw material shortages, and freight availability and prices.

Prices for lumber and other wood products decreased sharply in calendar year 2006. This price decrease continued at a slower pace during calendar year 2007. This price decrease, coupled with the unavailability of raw materials, has led to a continuing decline in production. Estimated total sales value of the state's primary wood and paper products in calendar year 2006 was $1.07 billion, down approximately $100 million from calendar year 2005.

Nonresident travel to Montana in calendar year 2006 increased an estimated 2.5 percent to over 10.3 million visitors. The direct economic impact of nonresident travel is estimated at $2.9 billion, up significantly from calendar year 2005. Combined with the indirect and induced economic benefits, the economic benefit of nonresident travel on Montana should increase to approximately $4.0 billion.

An estimated 419 million barrels of proven oil reserves exist under Montana's land. Due to the continued high crude oil and natural gas prices, the state has seen a continuation of the production and exploration activity that began in 2004. This continues to translate into a positive economic impact for the state as a whole and a needed economic benefit for eastern areas of the state. This high level of oil and natural gas production and exploration activity continues to offset some of the negative impacts that related price increases have had on the state's economy. With the oil price increase appearing to be demand rather than supply driven, it appears the additional production and exploration activity may be of a long-term nature.

During calendar year 2006 Montana's coal production grew slightly to 41,823,000 short tons. The development of a coal-to-liquids plant in Montana is still under consideration. Additionally, siting and permitting is in process for construction of the first new major power transmission line in Montana since the 1970's. Both of these actions represent a move toward the development of value-added processing of coal within the state, in addition to the state's traditional coal mining.

In calendar year 2007, Montana had a per capita personal income (PCPI) of $32,458. This PCPI ranked 42nd in the United States and was 84 percent of the national average. The 2007 PCPI reflected an increase of 5.4 percent from 2006. The 2006-2007 national change was 6.2 percent.

Factors Pertaining to North Dakota

North Dakota has enjoyed an expanding and diversifying economy in recent years. Education, health services, and government constitute over 35 percent of the state's employment, providing economic stability and insulating the state from the cyclic extremes of the national economy.

The increasing price of oil has fueled a rapid growth in crude oil production in the state. Production has increased from an average of 86,000 barrels per day in September 2004 to 127,000 barrels per day in September 2007, an increase of 48 percent. As reported by Moody's Economy.com, the state's economic consultant, employment in mining and the natural resource industries in North Dakota has increased "by 45 percent since 2004, which is one of the largest increases of any state."

In upcoming years, Moody's Economy.com predicts continued growth for the state economy. From 2006 to 2011, the state's gross domestic product is expected to grow by over $3.6 billion, or 16.4 percent; the state labor force is expected to grow by 20,000 jobs or 5.7 percent. During that time, the unemployment rate is expected to remain stable at slightly over 3 percent and personal income is expected to grow by 3.4 to 5.9 percent per year.

As of December 2007, state's unemployment rate was at 3.3 percent which was well below the U.S. rate of 5.0 percent. In 2007, North Dakota had a per capita personal income (PCPI) of $34,846. This PCPI ranked 29th in the United States and was 90 percent of the national average. The 2007 PCPI reflected an increase of 6.4 percent from 2006. This PCPI increase ranked 5th in the United States for 2007.

APPENDIX B—RATINGS OF INVESTMENTS

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P").

Description of Bond Ratings

Moody's Municipal Long-Term Debt Ratings

The four highest long-term ratings of Moody's for municipal obligations are Aaa, Aa, A and Baa.

Aaa	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Aa	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
A	Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Baa	Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.
Note:

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P's Long-Term Issue Ratings

The four highest long-term ratings of S&P for debt obligations are AAA, AA, A and BBB.

AAA	An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated AA differs from the highest-rating obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-)	The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Municipal Short-Term Ratings

Moody's Municipal Short-Term Obligation Ratings

MIG-1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P's Municipal Note Ratings

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.

Description of Other Short-Term Debt Ratings

Moody's Short-Term Ratings

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P's Short-Term Issue Ratings
A-1

A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2 and B-3 may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated B-1 is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-2

A short-term obligation rated B-2 is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-3

A short-term obligation rated B-3 is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short term compared to other speculative grade obligors.

C

A short-term obligation rated C is currently vulnerable to non-payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors may change this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. To the extent that the ratings accorded by S&P or Moody's for municipal bonds or temporary investments may change as a result of changes in such organizations or changes in their rating system, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

PART C
OTHER INFORMATION

ITEM 23: EXHIBITS

(a)	(1)	Articles of Incorporation(1)
	(2)	Amendment to Articles of Incorporation(2)
	(3)	Certificate for the Establishment of Rights of Classes(2)
(b)		By-laws(1)
(c)		Specimen Copy of Share Certificates(1)
(d)		Investment Advisory Agreement between Registrant and Integrity Money Management, Inc.(3)
(e)	(1)	Distribution Agreement between Registrant and Integrity Funds Distributor, Inc. ("IFD")(3)
	(2)	Form of Dealer Sales Agreement between Registrant and IFD(3)
(f)		Not Applicable
(g)		Custody Agreement between Registrant and Wells Fargo Bank Minnesota, National Association(4)
(h)	(1)	Transfer Agency Agreement between Registrant and Integrity Fund Services, Inc. ("IFS")(4)
	(2)	Administrative and Accounting Services Agreement between Registrant and IFS(4)
	(3)	Management Fee Waiver and Expense Reimbursement Agreement between the Registrant and Integrity Money Management(11)
(i)	(1)	Opinion and Consent of Pringle & Herigstad, P.C. dated May 19, 1993(1)
	(2)	Opinion and Consent of Chapman and Cutler dated April 27, 1999(5)
	(3)	Opinion and Consent of Chapman and Cutler dated April 27, 2000(2)
	(4)	Opinion and Consent of Peter A. Quist dated April 27, 2001(6)
	(5)	Opinion and Consent of Gordon Dihle dated April 26, 2002(7)
	(6)	Opinion and Consent of Gordon Dihle dated April 25, 2003(8)
	(7)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP dated April 26, 2004(3)
	(8)	Consent of Sutherland Asbill & Brennan LLP dated April 29, 2005(9)
	(9)	Consent of Sutherland Asbill & Brennan LLP dated April 27, 2006(10)
	(10)	Consent of Chapman and Cutler LLP(11)
(j)		Consent of Independent Auditors—Brady, Martz & Associates(11)
(k)		Not Applicable
(l)		Purchase Agreement(1)
(m)		Distribution and Service Plan(3)
(n)		Multiple Class Plan adopted pursuant to Rule 18f-3(3)
(o)		Reserved
(p)		Code of Ethics(4)
(z)		Power of Attorney Authorization(12)

(1)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 6, filed on February 28, 1997.
(2)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 12, filed on April 28, 2000.
(3)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 16, filed on April 27, 2004.
(4)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 20, filed on May 1, 2007.
(5)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 10, filed on April 30, 1999.
(6)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 13, filed on April 27, 2001.
(7)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 14, filed on April 26, 2002.
(8)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 15, filed on April 25, 2003.
(9)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 18, filed on April 29, 2005.
(10)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 19, filed on April 27, 2006.
(11)	To be filed on amendment.
(12)	Previously filed with and incorporated by reference to Post-Effective Amendment No. 21, filed on April 30, 2008.

ITEM 24: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable

ITEM 25: INDEMNIFICATION

Section 4 of the Distribution Agreement [Exhibit (e)(1)] provides for the indemnification of Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Registrant's principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [Exhibit (h)(1)] provides for the indemnification of Integrity Fund Services, Inc. ("Integrity Fund Services"), the Registrant's transfer agent, against certain losses.

Indemnification of certain persons, including directors, officers, and employees of the Registrant is required under Section 10-19.1-91 of the North Dakota Century Code. In addition, the Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person's official capacity to the extent permitted by law.

In no event will the Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Anything in the North Dakota Business Corporation Act (Chapters 10-19 through 10-23 of the North Dakota Century Code), the Fund's Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, the Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

The business of Integrity Money Management, Inc. ("Integrity Money Management") is summarized under "Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement, which summary is incorporated herein by reference.

The information required by this Item 26 with respect to each director, officer, or partner of the Registrant's adviser, Integrity Money Management, is incorporated by reference to Form ADV filed by Integrity Money Management with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-33131).

ITEM 27: PRINCIPAL UNDERWRITERS

(a)	The principal underwriter of the Trust's shares, Integrity Funds Distributor, currently acts as a principal underwriter, depositor or investment adviser for the following other investment companies:
The Integrity Funds
Integrity Managed Portfolios
ND Tax-Free Fund, Inc.
Integrity Fund of Funds, Inc.
Integrity Funds Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").
(b)	The information required by the following table is provided with respect to each director, officer, or partner of each principal underwriter named in the response to Item 20.
	NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
	Laura K. Anderson 1 North Main Street Minot, North Dakota 58703	President Director	None
	Peter A. Quist 1 North Main Street Minot, North Dakota 58703	Vice President Secretary Director	Vice President Secretary Director
	John Carlson 1 North Main Street Minot, North Dakota 58703	Treasurer	None
(c)	Not applicable

ITEM 28: LOCATION OF ACCOUNTS AND RECORDS

Wells Fargo Bank, NA, Global Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of the Registrant and maintains all records related to that function. Integrity Fund Services serves as transfer agent, dividend disbursing, administrative, and accounting services agent of the Registrant and maintains all records related to those functions. Integrity Funds Distributor serves as the principal underwriter of the Registrant and maintains all records related to that function. Integrity Money Management serves as the Registrant's investment adviser and maintains all records related to that function. The Registrant maintains all of its corporate records. The address of Integrity Funds Distributor, Integrity Fund Services, Integrity Money Management, and the Registrant is 1 Main Street North, Minot, North Dakota 58703.

ITEM 29: MANAGEMENT SERVICES

Not applicable

ITEM 30: UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment Number 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot and the State of North Dakota on the 9th day of March, 2009.

MONTANA TAX-FREE FUND, INC.
By:	/s/Robert E. Walstad
Robert E. Walstad
Interim President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment Number 22 to the Registration Statement has been signed below by the following persons in the capacities indicated on March 9, 2009:

Signature	Title

/s/Robert E. Walstad	Interim President, Director, and Chairman of the Board
Robert E. Walstad	(Principal Executive Officer)

/s/Adam Forthun	Treasurer
Adam Forthun	(Principal Financial and Accounting Officer)

Jerry M Stai*	Director	)	By:	/s/Robert E. Walstad
Orlin W. Backes*	Director	)		Robert E. Walstad
R. James Maxson*	Director	)		Attorney-in-Fact
Peter A. Quist*	Director, Vice President, and Secretary	)

*An original power of attorney authorizing Robert E. Walstad to execute any amendment to Registration Statement No. 33-63306 for each of the directors of the Registrant on whose behalf this Post-Effective Amendment No. 22 to the Registration Statement is being filed has been executed and filed with the Securities and Exchange Commission with Post-Effective Amendment No. 21 to the Registration Statement.